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Protective Premiere Series

Prospectus

Protective Premiere Survivor

PROSPECTUS

Issued by: PROTECTIVE LIFE INSURANCE COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone (800) 866-3555

    This prospectus describes the Premiere Survivor, a last survivor flexible premium variable and fixed life insurance policy (the "Policy") for individuals and certain groups. Protective Life Insurance Company ("Protective Life") issues the Policy. Please read the prospectus carefully before you invest.

    The Policy is designed to provide insurance protection on the lives of two individuals and to pay a death benefit after the death of the last surviving Joint Insured.

    You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Policy Value is maintained.

    The Policy Value and, in certain circumstances, the Death Benefit of the life insurance policy will fluctuate with the investment performance of the investment options you select. A Fixed Account is also available.

    The Owner may, within limits, allocate Net Premiums and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Fixed Account"). The prospectuses for the investment funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. You bear the entire investment risk for Policy Value allocated to a Sub-Account. The Policy has no guaranteed minimum Surrender Value except for amounts allocated to the Fixed Account. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Fidelity® Variable Insurance Products Funds.

    It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy.

    Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes. See "Arbitration".

    These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This Policy may not be available for sale in all states. Certain state variations of the Policy may apply.

    An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy federally insured by the federal deposit insurance corporation or any other government agency. An investment in the Policy involves certain risks, including the loss of premiums paid (principal).

The date of this prospectus is May 1, 2001

PROSPECTUS CONTENTS

- Loan Repayment	25
- Interest	25
- Non-Payment of Policy Loan	25
- Effect of a Policy Loan	26
Death Benefit Proceeds	26
- Calculation of Death Benefit Proceeds	26
- Death Benefit Options	26
- Changing the Death Benefit Option	27
Face Amounts	27
- Minimum Face Amount	27
- Basic Face Amount	27
- Supplemental Face Amount	27
- Changing the Face Amount	27
- Increasing the Face Amount	27
- Decreasing the Face Amount	28
- Additional Coverage from the Flexible Coverage Rider (FCR)	28
- Additional Coverage from the Guaranteed Insurability Rider (GIR)	29
Special Endorsements	29
- Estate Protection Endorsement	29
- Policy Split Option Endorsement	29
Settlement Options	30
- Minimum Amounts	31
- Death of Payee	31
- Other Requirements	31
The Fixed Account	31
The Fixed Account	31
Interest Credited on Fixed Account Value	32
Payments from the Fixed Account	32
Charges and Deductions	32
Premium Expense Charge	32
Monthly Deduction	32
- Cost of Insurance Charge	33
- Cost of Insurance Rates	33
- Cost of Insurance Charge under a FCR	34
- Cost of Insurance Charge under a GIR	34
- Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits	34
- Monthly Administration Fee	34
- Administration Charge for Increase in Face Amount	34
- Supplemental Rider Charges	35
- Mortality and Expense Risk Charge	35
Transfer Fee	35
Surrender Charge (Contingent Deferred Sales Charge)	35
Withdrawal Charge	36
Fund Expenses	36
Exchange Privilege	36
Effect of the Exchange Offer	38
- Tax Matters	38
- Sales Commissions	38
Illustrations of Policy Values, Surrender Values, Death Benefits and Accumulated Premiums	39
Other Policy Benefits and Provisions	44
Limits on Rights to Contest the Policy	44
- Incontestability	44
- Suicide Exclusion	44

Changes in the Policy or Benefits	44
- Misstatement of Age or Sex	44
- Other Changes	44
Suspension or Delay of Payments	44
Reports to Policy Owners	44
Assignment	45
Arbitration	45
Supplemental Riders and Endorsements	45
- Terminal Illness Accelerated Death Benefit Endorsement	45
- Flexible Coverage Rider (FCR)	46
- Guaranteed Insurability Rider (GIR)	46
Reinsurance	46
Uses of the Policy	46
Tax Considerations	47
Introduction	47
Tax Status of Protective Life	47
Taxation of Life Insurance Policies	47
- Tax Status of the Policy	47
— Diversification Requirements	47
— Ownership Treatment	47
- Tax Treatment of Life Insurance Death Benefit Proceeds	48
- Tax Deferral During Accumulation Period	48
Policies Not Owned by Individuals	49
Policies Which Are Not MEC's	49
— Tax Treatment of Withdrawals Generally	49
— Certain Distributions Required by the Tax Law in the First 15 Policy Years	49
— Tax Treatment of Loans	49
Policies Which Are MEC's	50
— Characterization of a Policy as a MEC	50
— Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs	50
— Penalty Tax	50
— Aggregation of Policies	50
- Constructive Receipt Issues	50
- Actions to Ensure Compliance with the Tax Law	50
- Other Considerations	51
Federal Income Tax Withholding	51
Other Information About the Policies and Protective Life	51
Sale of the Policies	51
Corporate Purchasers	52
Protective Life Directors and Executive Officers	52
State Regulation	53
Additional Information	54
Independent Accountants	54
Experts	54
IMSA	54
Legal Matters	54
Financial Statements	54
Index to Financial Statements	F-1
Appendices
A-Examples of Death Benefit Options	A-1

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the Owner(s).

Attained Age — A Joint Insured's age as shown in the Policy's specifications page, plus the number of complete Policy Years since the Policy Effective Date.

Basic Face Amount — The dollar amount selected by the Owner and shown in the Policy equal to the Face Amount less any Supplemental Face Amount.

Cancellation Period — Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value — Policy Value minus any applicable Surrender Charge.

Death Benefit — The amount of insurance provided under the Policy used to determine the Death Benefit proceeds.

Death Benefit Option — One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds — The amount payable to the Beneficiary if both Joint Insureds die while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any endorsement or rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less unpaid Monthly Deductions if the Last Survivor of the Joint Insureds dies during a grace period.

Face Amount — The dollar amount selected by the Owner and shown in the Policy used to compute the death benefit. It is the sum of the Basic Face Amount plus any Supplemental Face Amount.

FCR — The Flexible Coverage Rider.

Fixed Account — Part of Protective Life's General Account to or from which Policy Value may be transferred or into which Net Premiums may be allocated under a Policy.

Fixed Account Value — The Policy Value in the Fixed Account.

Fund — A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

GIR — The Guaranteed Insurability Rider

Home Office — 2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount — The Face Amount on the Policy Effective Date.

Issue Date — The date the Policy is issued.

Joint Insureds — The two persons whose lives are covered by the Policy.

Lapse — Termination of the Policy at the expiration of the grace period while at least one of the Joint Insureds is still living.

Last Survivor of the Joint Insureds — The last living Joint Insured.

Loan Account — An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Minimum Monthly Premium — The minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the No-Lapse Guarantee to remain in effect.

Monthly Anniversary Day — The same day in each month as the Policy Effective Date.

Monthly Deduction — The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Pages of the Policy.

Net Premium — A premium payment minus the applicable premium expense charges.

Owner — The person or persons who own and are entitled to exercise all rights provided under the Policy.

Policy Anniversary — The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt — The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date — The date shown in the Policy as of which coverage under the Policy begins.

Policy Value — The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year — Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account — A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value — The Policy Value in a Sub-Account.

Supplemental Face Amount — The dollar amount selected by the Owner and shown in the Policy as Face Amount purchased in addition to the Basic Face Amount.

Surrender Value — The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day — Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period — The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account — Protective Variable Life Separate Account, a separate investment account of Protective Life to or from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value — The sum of all Sub-Account Values.

SUMMARY AND DIAGRAM OF THE POLICY

    The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

    Policy.  In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this prospectus include certificates, unless the context requires otherwise.

    Purpose of the Policy.  The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should consider the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

    Comparison with Universal Life Insurance.  The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the persons insured; the Policy provides for accumulation of Net Premiums and a Surrender Value which is payable if the Policy is surrendered during the lifetime of either of the Joint Insureds; and the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premiums paid.

    However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Policy Value will increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. There is no guaranteed minimum Surrender Value except with respect to Policy Value that is allocated to the Fixed Account. If Policy Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. See "Policy Lapse and Reinstatement". However, Protective Life guarantees that the Policy will remain in force during the first 5 Policy Years, as long as certain requirements related to the Minimum Monthly Premium have been met. (See "Premiums — No-Lapse Guarantee".) If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

    Death Benefit Options.  Two Death Benefit options are available under the Policy: Face Amount (Option A, Level) and Face Amount plus Policy Value (Option B, Increasing). Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt and past due charges) as long as sufficient premiums are paid to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

    Illustrations.  Illustrations in this prospectus or illustrations used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

    Tax Considerations.  Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. Protective Life will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

    Cancellation Privilege.  For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege".) In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate Net Premium to the Sub-Account investing in the Oppenheimer Money Fund Sub-Account or to the Fixed Account. (See "Net Premium Allocations".)

    Owner Inquiries.  If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

DIAGRAM OF POLICY

PREMIUM PAYMENTS

• You select a payment plan but are not required to pay premiums according to the plan. You can vary the amount and frequency and can skip planned premium payments. See "Premiums" pages 19 through 20 for rules and limits.
• The Policy's minimum initial premium and planned premium payments depend on each Joint Insured's age, sex and underwriting class, Face Amount selected, and any supplemental riders.
• Unscheduled premium payments may be made, within limits. See page 19.
• Under certain circumstances, extra premiums may be required to prevent lapse. See "Policy Lapse and Reinstatement" pages 20 through 21.
DEDUCTIONS FROM PREMIUM PAYMENTS
• A premium expense charge will be deducted from each premium before allocation resulting in a "Net Premium". See page 32.
Policy Year	Current Charge	Maximum Charge
1-5	10%	12.5%
6-10	5%	6%
11+	2%	2.5%

ALLOCATION OF NET PREMIUM
• You direct the allocation of Net Premium among 30 Sub-Accounts and the Fixed Account. See page 20 for rules and limits on Net Premium allocations.

• The Sub-Accounts invest in corresponding Funds. See pages 13 through 15. Funds available are the PIC Funds, the Van Kampen Funds, the Oppenheimer Funds, the MFS Funds, the Calvert Fund and the Fidelity Funds (as defined below).

• Interest is credited on amounts allocated to the Fixed Account at a rate determined by Protective Life, but not less than an annual effective rate of 4%. See page 31 for rules and limits on Fixed Account allocations.

DEDUCTIONS FROM POLICY VALUE
• Monthly Deduction includes charges for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental rider. Monthly administration fees are currently $.06 per $1,000 of Basic Face Amount (guaranteed not to exceed $0.075 per $1,000) during Policy Years 1 through 9. This charge is not assessed after the ninth Policy Year. In addition, for the 12-month period following an increase in the Supplemental Face Amount, there is a charge based on the increase. Monthly mortality and expense risk charges are equal to .075% multiplied by the value of the assets in the Variable Account (which is equivalent to an annual rate of 0.90% of such amount) during Policy Years 1 through 10. In Policy Years 11 and thereafter the monthly mortality and expense risk charge is currently equal to .021% multiplied by the value of the assets in the Variable Account (which is equivalent to an annual rate of 0.25% of such amount) and is guaranteed not to exceed .075%. The mortality and expense risk charge is not deducted from the Fixed Account. See "Monthly Deduction" pages 32 through 35.
DEDUCTIONS FROM ASSETS
• Investment advisory fees, Fund operating expenses and any applicable distribution and/or service (12b-1) fees are also deducted from the assets of each Fund.
POLICY VALUE
• Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.
• Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals). See "Calculation of Policy Value" pages 21 and 22. There is no minimum guaranteed Policy Value except with respect to amounts allocated to the Fixed Account. The Policy may lapse if the Surrender Value is insufficient to cover a Monthly Deduction due. See pages 20 and 21.
• Can be transferred between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See pages 22 and 23 for rules and limits. Policy loans reduce the amount available for transfers.
• Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

CASH BENEFITS
• Loans may be taken, generally after the first Policy Year, for amounts up to 90% of the Policy's Cash Value minus any outstanding Policy Debt, at an effective annual interest rate of 6.0% during the Policy Years 2 through 10 and currently 4.00% thereafter (4.25% guaranteed). See "Policy Loans" pages 24 through 26 for rules and limits.
• After the first policy year withdrawals generally can be made provided there is sufficient remaining Surrender Value. A withdrawal charge of the lesser of $25 or 2% of the withdrawal amount requested will apply to each withdrawal. See "Withdrawal Privilege" on page 24 for rules and limits.
• The Policy may be surrendered in full at any time for its Surrender Value. A declining deferred sales charge is assessed on surrenders during the first 12 Policy Years. See "Surrender Charge (Contingent Deferred Sales Charge)" pages 35 and 36. The surrender charge varies depending on a number of factors including Basic and Supplemental Face Amounts, Issue Ages, sex and rate classification of the Joint Insureds. As a result of the surrender charge, the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premiums paid.
• A variety of settlement options are available. See pages 30 and 31.
DEATH BENEFITS
 • Available as lump sum or under a variety of settlement options.
• The minimum Face Amount is $250,000 (Basic plus Supplemental) of which at least $100,000 must be Basic. The minimum Supplemental Face Amount, if any, is $25,000. No more than 90% of the Initial Face Amount may consist of Supplemental Face Amount.
• Two Death Benefit Options are available: Option A, Level (which is equal to the Face Amount), and Option B, Increasing (which is equal to the Face Amount plus Policy Value). See pages 26 through 27.
• Flexibility to change the Death Benefit Option and Face Amount. See pages 27 through 29 for rules and limits.
• The No-Lapse Guarantee keeps the Policy in force for a 5-year period regardless of the sufficiency of Surrender Value so long as for each month the cumulative premiums paid on the Policy, less any withdrawals and Policy Debt, are at least equal to the cumulative Minimum Monthly Premium. See "No-Lapse Guarantee" pages 19 and 20.
• Supplemental riders or endorsements may be available. See pages 45 and 46.

EXPENSE TABLE

    The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 11-14.) The current Funds available and the investment advisory fees and other expenses are as follows:

ANNUAL FUND EXPENSES

    (after certain reimbursements and as percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees(8)	Other Expenses After Certain Reimbursements(9)	Total Annual Fund Expenses (after certain reimbursements)(9)
Protective Investment Company (PIC) (1)
International Equity Fund	1.10%		0.00%	1.10%
Small Cap Value Fund	0.80%		0.00%	0.80%
Capital Growth Fund	0.80%		0.00%	0.80%
CORESM U.S. Equity Fund	0.80%		0.00%	0.80%
Growth and Income Fund	0.80%		0.00%	0.80%
Global Income Fund	1.10%		0.00%	1.10%
Van Kampen Life Investment Trust (2)
Emerging Growth Portfolio	0.70%		0.05%	0.75%
Enterprise Portfolio	0.50%		0.10%	0.60%
Comstock Portfolio	0.00%		1.01%	1.01%
Growth and Income Portfolio	0.55%		0.20%	0.75%
Strategic Stock Portfolio	0.13%		0.53%	0.66%
Asset Allocation Portfolio	0.33%		0.27%	0.60%
MFS® Variable Insurance TrustSM (3, 4)
New Discovery Series	0.90%		0.16%	1.06%
Emerging Growth Series	0.75%		0.10%	0.85%
Research Series	0.75%		0.10%	0.85%
Investors Growth Stock Series	0.75%		0.16%	0.91%
Investors Trust Series	0.75%		0.12%	0.87%
Utilities Series	0.75%		0.16%	0.91%
Total Return Series	0.75%		0.15%	0.90%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.62%		0.02%	0.64%
Global Securities Fund/VA	0.64%		0.04%	0.68%
Capital Appreciation Fund/VA	0.64%		0.03%	0.67%
Main Street Growth & Income Fund/VA	0.70%		0.03%	0.73%
High Income Fund/VA	0.74%		0.05%	0.79%
Strategic Bond Fund/VA	0.74%		0.05%	0.79%
Money Fund/VA	0.45%		0.06%	0.51%
Calvert Variable Series, Inc. (5)
Social Balanced Portfolio	0.70%		0.18%	0.88%
Fidelity® Variable Insurance Products Funds
VIP Index 500 Portfolio, SC (6)	0.24%	0.10%	0.10%	0.44%
VIP Growth Portfolio, SC (7)	0.57%	0.10%	0.09%	0.76%
VIP Contrafund® Portfolio, SC (7)	0.57%	0.10%	0.09%	0.76%

(1)	The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 2000 were: CORESM U.S. Equity Fund 0.86%, Small Cap Value Fund 0.88%, International Equity Fund 1.35%, Growth and Income Fund 0.85%, Capital Growth Fund 0.86%, and Global Income Fund 1.30%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.

(2)	The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period January 1, 2000 to December 31, 2000 and will continue through the period of January 1, 2001 to December 31, 2001. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2001. Absent these reimbursements, the advisory fees would have been 0.60% for the Comstock Portfolio, 0.60% for the Growth and Income Portfolio, 0.50% for the Strategic Stock Portfolio and 0.50% for the Asset Allocation Portfolio; the "Other Expenses" would have been 1.60% for the Comstock Portfolio, 0.20% for the Growth and Income Portfolio, 0.53% for the Strategic Stock Portfolio and 0.27% for the Asset Allocation Portfolio.

(3)
MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that, with the exception of the Utilities Series, each series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of these series during the current fiscal year. This waiver and reimbursement was in effect for the period ending December 31, 2000. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2002 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2002, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 2000 were 1.09% reflecting "Other Expenses" of 0.19% and total expenses for the Investors Growth Stock Series were 0.92% reflecting "Other Expenses" of 0.17%.

(4)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.05% for the New Discovery Series; 0.84% for the Emerging Growth Series, 0.84% for the Research Series; 0.86% for the Investors Trust Series, 0.90% for the Investors Growth Stock Series; 0.89% for the Total Return Series, and 0.90% for the Utilities Series.

(5)	"Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86% for Calvert Social Balanced.
(6)
The annual class operating expenses provided are based on estimated expenses. Expenses shown in table are without reimbursements. Fidelity Management & Research Company (FMR) has voluntarily agreed to reimburse the Portfolio in the event that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of net assets, exceed 0.38%. This arrangement can be discontinued by FMR at any time.

(7)
Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of univested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details. Expenses shown in table are without reimbursements.

(8)
The 12b-1 fees deducted from the 12b-1 classes of these Funds covers certain distribution and shareholder support services provided by the companies selling contracts investing in those funds. The portion of the 12b-1 fees assessed against the Variable Account's assets invested in the Funds will be remitted to Investment Distributors, Inc., the principal underwriter for the Policies. Because distribution and/or service (12b-1) fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(9)	Expenses shown after reimbursements except as indicated in the accompanying footnotes.

    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 2000 to December 31, 2000. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.

GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS

Protective Life Insurance Company

    Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2000, Protective Life had total assets of approximately $15.0 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $15.1 billion at December 31, 2000.

Protective Variable Life Separate Account

    Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

    The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

    Currently, thirty Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORESM U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; Van Kampen Strategic Stock; Van Kampen Asset Allocation; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Investors Growth Stock; MFS Investors Trust; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities: Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Balanced; Fidelity VIP Index 500, SC; Fidelity VIP Growth, SC; and Fidelity VIP Contrafund®, SC.

The Funds

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management or Goldman

Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc. (the "Van Kampen Funds"); Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM (the "MFS Funds") managed by MFS Investment Management; Calvert Variable Series, Inc. (the "Calvert Fund") managed by Calvert Asset Management Company, Inc.; or Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

    International Equity Fund.  This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing substantially all, and at least 65% of total assets in equity and equity-related securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

    Small Cap Value Fund.  This Fund seeks long-term capital growth. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

    Capital Growth Fund.  This Fund seeks long-term capital growth. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

    CORESM U.S. Equity Fund.  This Fund seeks long-term growth of capital and dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index.

    Growth and Income Fund.  This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities that the investment advisor considers to have favorable prospects of capital appreciation and/or dividend paying ability.

    Global Income Fund.  This Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in high quality fixed-income securities of U.S. and foreign issuers (including non-dollar securities) and entering into foreign currency transactions.

Van Kampen Life Investment Trust

    Emerging Growth Portfolio  This Fund seeks capital appreciation.

    Enterprise Portfolio  This Fund seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

    Comstock Portfolio  This Fund seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

    Growth and Income  This Fund seeks income and long-term growth of capital and income.

    Strategic Stock Portfolio  This Fund seeks above average total return through a combination of potential capital appreciation and dividend income consistent with the preservation of invested capital.

    Asset Allocation Portfolio  This Fund seeks high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

MFS® Variable Insurance TrustSM

    New Discovery Series.  This Fund seeks capital appreciation.

    Emerging Growth Series.  This Fund seeks to provide long-term growth of capital.

    Research Series.  This Fund seeks to provide long-term growth of capital and future income.

    Investors Growth Stock Series (formerly "Growth Series").  This Fund seeks to provide long-term growth of capital and future income rather than current income.

    Investors Trust Series (formerly "Growth With Income Series").  This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

    Utilities Series.  This Fund seeks capital growth and current income above that available from a portfolio invested entirely in equity securities.

    Total Return Series.  This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

    Aggressive Growth Fund/VA.  This Fund seeks capital appreciation.

    Global Securities Fund/VA.  This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

    Capital Appreciation Fund/VA.  This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

    Main Street Growth & Income Fund/VA.  This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

    High Income Fund/VA.  This Fund seeks a high level of current income from investment in high yield fixed-income securities.

    Money Fund/VA.  This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

    Strategic Bond Fund/VA.  This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

Calvert Variable Series, Inc.

    Social Balanced Portfolio.  This Fund seeks to achieve a competitive total return on an actively managed, non-diversified portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the social criteria.

Fidelity® Variable Insurance Products Funds

    VIP Index 500 Portfolio, SC.  This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

    VIP Growth Portfolio, SC.  This Fund seeks to achieve capital appreciation.

    VIP Contrafund® Portfolio, SC.  This Fund seeks long-term capital appreciation.

    There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

    More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Other Information about the Funds

    Each Fund sells its shares to the Variable Account under a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. The Variable Account would not be able to purchase additional shares of a Fund if the participation agreement relating to the Fund terminates. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.

    Our affiliate, Investment Distributors, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from the assets of some Funds for providing certain distribution and shareholder support services to such Funds. Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for the administrative services provided to the Funds by Protective Life and its affiliates. Payments of fees by managers or advisers under these agreements do not increase the fees or expenses the Funds or their shareholders pay. The amounts we receive under these agreements may be significant.

Other Investors in the Funds

    PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Code. Protective Life currently does not forsee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC prospectus for more detail.)

    Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Fund and Fidelity Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Fund and Fidelity Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

    Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have different fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more
Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Rights

    Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

    Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

    An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while a Joint Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

    Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

    Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

THE POLICY

Parties to the Policy

    Owner  The Owner is the person or persons who own the Policy and are entitled to exercise all rights provided under the Policy. Joint Insureds are the Owners unless a different person or persons are named as Owner in the application. All Owners must authorize the exercise of any right under the Policy. A change in the Owner(s) may have adverse tax consequences. (See "Tax Considerations".)

    Joint Insureds  The Joint Insureds are the two persons whose lives are covered by the Policy.

    Beneficiary  The Beneficiary is the person or persons who may receive the benefits of this Policy upon the death of the Last Survivor of the Joint Insureds.

    If no Beneficiary designation is in effect or if no Beneficiary is living at the time of the Last Survivor of the Joint Insureds' death, the Owner will be the Beneficiary or, if the Owner is no longer living, the estate of the Owner will be the Beneficiary.

Purchasing a Policy

    To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). (See "Premiums".) Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Joint Insureds. Generally, Protective Life will issue a Policy covering Insureds up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. The minimum Face Amount for the Policy is $250,000 (Basic plus Supplemental), of which at least $100,000 must be Basic Face Amount. The minimum Supplemental Face Amount, if any, is $25,000. No more than 90% of the Initial Face Amount may consist of Supplemental Face Amount. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a policy but your insurance will not take effect until you pay your initial premium. Premium may be collected at the time of Policy delivery.

    Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy may not exceed $500,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds over age 80.

    In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the No-Lapse Guarantee will include the Minimum Monthly Premium for the backdated period.

    Fees, charges and benefits available under the Policies may vary depending on the state in which the Policy is issued.

Cancellation Privilege

    You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  (1)
  10 days after you receive your Policy,

  (2)
  45 days after you sign your application, or

  (3)
  10 days after Protective Life mails or delivers a Notice of Right of Withdrawal.

    Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

  (1)
  the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

  (2)
  Fixed Account Value determined as of the date the returned Policy is received, and

  (3)
  Variable Account Value determined as of the date the returned Policy is received.

    This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Premiums

    Minimum Initial Premium.  The minimum initial premium required depends on a number of factors, including the age, sex and rate class of each proposed Joint Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. See "Planned Periodic Premiums," below. Consult your sales representative for information about the initial premium required for the coverage you desire.

    Planned Periodic Premiums.  In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement".) Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office.

    Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

    Unscheduled Premiums.  Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

    Premium Limitations.  Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office.

    Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. (See "Net Premium Allocations".) Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective Life will immediately refund any portion of any premium payment that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code. (See "Tax Considerations".)

    No-Lapse Guarantee.  In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force. This provision remains in effect during the first 5 Policy Years regardless of the Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of each Joint Insured, the requested Face Amount and any supplemental riders. The No-Lapse Guarantee does not apply to coverage under the Flexible Coverage Rider. See "Death Benefit Proceeds—Additional Coverage from the Flexible Coverage Rider (FCR)".

    We will not notify you in the event the No-Lapse Guarantee is no longer in effect.

    If you increase your Policy's Face Amount or change benefits while the No-Lapse Guarantee is in effect, Protective Life will not extend the period of this guarantee. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Any other change in the benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the No-Lapse Guarantee also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any change in the Minimum Monthly Premium and will amend your Policy to reflect the change.

    Premium Payments Upon Increase in Face Amount.  Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. (See "Death Benefit Proceeds".) You will be notified if a premium payment is necessary or a change appropriate.

    Net Premium Allocations  Owners must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. Owners may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The sum of allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 5% of any Net Premiums.

    For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

    Planned periodic premiums and unscheduled premiums not requiring additional underwriting will be credited to the Policy and the Net Premiums will be invested as requested on the Valuation Date they are received by the Home Office. However, any premium paid in connection with an increase in Face Amount will be allocated to the Fixed Account until underwriting has been completed. When approved, the Policy Value in the Fixed Account attributable to the resulting Net Premium will be reallocated in accordance to your allocation instructions then in effect. If an additional premium payment is rejected, Protective Life will return the premium immediately, without any adjustment for investment experience.

    Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

Policy Lapse and Reinstatement

    Lapse.  Unlike a conventional life insurance policy, failure to pay planned periodic premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the No-Lapse Guarantee is in effect, a Policy will lapse if its Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. (See "Monthly Deduction".)

    If the Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date and the No-Lapse Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

    In the event of a Policy default, the Owner generally has a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Last Survivor of the Joint Insureds should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Last Survivor of the Joint Insureds' death as well as any unpaid Policy Debt. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.

    Reinstatement.  An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) one of the Joint Insureds is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) Protective Life is provided with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt or liens which existed at the end of the grace period and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met. Certain state variations of these reinstatement requirements may apply.

CALCULATION OF POLICY VALUES

Variable Account Value

    The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any surrender charges deducted and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

    Determination of Units.  For each Sub-Account, the Net Premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

    Determination of Unit Value.  The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

    Net Investment Factor.  The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)
is the result of:

    a.   the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.   the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

    c.   a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

    The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) surrender charges deducted in the event of a decrease in Face Amount, less (7) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

POLICY BENEFITS

Transfers of Policy Values

    General.  Upon receipt of written notice to Protective Life at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers — described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to limit the maximum amount which may be transferred from the Fixed Account in any Policy Year. This maximum is currently the greater of $2,500 or 25% of the Fixed Account Value.

    Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)

    Telephone Transfers.  Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

    Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

    Reservation of Rights.  Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

    Dollar-Cost Averaging.  If you elect at the time of application or at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from or to the Fixed Account or any of the Sub-Account(s). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

    To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 12 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day.

    Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

    Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

    Portfolio Rebalancing.  At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day.

    Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee, Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' written notice to the Owner.

Surrender Privilege

    At any time while the Policy is still in force and while either of the Joint Insureds is still living and the Policy is still in force, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. A Surrender Charge may apply. (See "Surrender Charges".) The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments" and "Payments from the Fixed Account".) A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privilege

    At any time after the first Policy Year, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value of not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from Policy Value as of the end of the Valuation Period during which the written request is received. (See "Withdrawal Charge".)

    The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments" and "Payments from the Fixed Account".)

    If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

Policy Loans

    General.  After the first Policy Anniversary and while either of the Joint Insureds is still living, an Owner may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by written notice received at the Home Office. The minimum amount of any loan is generally $500. The maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Cash Value minus any outstanding Policy Debt on the date that the loan request is received. Outstanding Policy Debt therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments" and "Payments from the Fixed Account".) Certain state variations of the loan requirements may apply.

    Loan Collateral.  When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's General Account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

    On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

    Loan Repayment.  You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while either of the Joint Insureds is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

    Interest.  During Policy Years 2 through 10, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. During Policy Years 11 and thereafter, Protective Life currently charges interest daily on any outstanding loan at an effective annual rate of 4.0% (with a maximum guaranteed rate of 4.25%). Interest is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt.

    The Loan Account is credited with interest at an effective annual rate of not less than 4%. Thus, the net cost of a loan is 2.0% per year during Policy Years 2 through 10, and currently 0.00% thereafter (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

    Non-Payment of Policy Loan.  If the Last Survivor of the Joint Insureds dies while a loan is outstanding, the Policy Debt is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

    If the Loan Account Value exceeds the Cash Value less any lien (i.e., the Surrender Value becomes zero) on any Valuation Date the Owner must pay that excess amount. The Company will send the Owner (or any assignee of record) a notice of the amount the Owner must pay. The Owner must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

    Effect of a Policy Loan.  A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Values because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. (See "No Lapse Guarantee".) Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

Death Benefit Proceeds

    As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of both Joint Insureds' deaths. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Joint Insureds, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. (See "Settlement Options".)

    Calculation of Death Benefit Proceeds.  The Death Benefit Proceeds are equal to the Death Benefit under the Death Benefit Option selected calculated as of the date of death of the Last Survivor of the Joint Insureds, plus any benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest and, (3) if the Last Survivor of the Joint Insureds died during a grace period, any past due Monthly Deductions. Under certain circumstances, the amount of the Death Benefit may be further adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

    If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the death of the Last Survivor of the Joint Insureds to the date of payment.

    Death Benefit Options.  At the time of application, the Owner may choose one of two Death Benefit Options for use in determining the Death Benefit. Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of death of the Last Survivor of the Joint Insureds, or (2) a specified percentage of the Policy Value as of such date. Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of death of the Last Survivor of the Joint Insureds, or (2) a specified percentage of the Policy Value as of such date. The specified percentage varies with the Attained Age of the younger Joint Insured on the Policy Anniversary on or prior to the date of death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

    Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

    Changing the Death Benefit Option.  On or after the first Policy Anniversary, the Owner may change the Death Benefit option on the Policy subject to the following rules. After any change, the Face Amount must be at least equal to the minimum specified in the Policy. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

    When a change from Option A to Option B is made during the lifetime of both Joint Insureds, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change. The increase in the Face Amount will be deemed an increase in the Supplemental Face Amount.

Face Amounts

    Minimum Face Amount  The minimum Face Amount for a Policy is $250,000 (Basic Face Amount plus Supplemental Face Amount).

    Basic Face Amount.  All Policies must have a Basic Face Amount. The minimum Basic Face Amount at all times under a Policy is $100,000. Except as provided under the terms of the Guaranteed Insurability Rider (GIR), Basic Face Amount can only be purchased as part of the Initial Face Amount and cannot be increased thereafter. Purchasing coverage under the Policy in the form of Basic Face Amount is generally more expensive during the first nine Policy Years than purchasing it in the form of a Supplemental Face Amount because the monthly administration fee is based on the amount of Basic Face Amount. Similarly, purchasing coverage under a Policy in the form of Basic Face Amount can be more expensive than purchasing Supplemental Face Amount because surrender charge is only assessed when Basic Face Amount is decreased, but not when Supplemental Face Amount is decreased. Also, depending upon how much Policy Value is in a Policy and whether current or guaranteed cost of insurance rates are being applied, the cost of insurance associated with Basic Face Amount is usually greater than that associated with an equal Supplemental Face Amount that is part of the Initial Face Amount. (See "Cost of Insurance" and "Cost of Insurance Rates".) Consistent with the foregoing, sales representatives are compensated primarily on the amount of Basic Face Amount under a Policy.

    Supplemental Face Amount.  Although a Supplemental Face Amount is not required under a Policy, if purchased, the minimum Supplemental Face Amount is $25,000. No more than 90% of the Initial Face Amount may consist of Supplemental Face Amount. Coverage in the form of Supplemental Face Amount may be purchased as part of the Initial Face Amount or may be added or increased at a later time if the Policy is in force.

    Changing the Face Amount.  On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

    Increasing the Face Amount.  Unless otherwise provided under the Guaranteed Insurability Rider, the Basic Face Amount cannot be increased; the Owner can only request an increase of the Face Amount by submitting an application for an increase in the Supplemental Face Amount during the lifetime of both of the Joint Insureds.

    Any increase in the Face Amount must be at least $25,000 and Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the attained age of the older Joint Insured must be less than the current maximum issue age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the No-Lapse Guarantee is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased. (See "No-Lapse Guarantee" and "Premiums Upon Increase in Face Amount".)

    The Cancellation Period under the Policy's cancellation privilege applies to increases in Face Amount. Therefore, Owners may exercise the privilege by cancelling any increase in Face Amount within the period. In such case, the amount refunded will be calculated in accordance with such provisions described above, except that if no additional premiums are required in connection with the Face Amount increase, then the amount credited back to Policy Value is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. (See "Cancellation Privilege".)

    Decreasing the Face Amount.  If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Protective Life reserves the right to decline a request to decrease the Face Amount if (1) compliance with the guideline premium limitation under current tax law resulting from such a decrease would result in immediate termination of the Policy, (2) the Face Amount, after such decrease, would be less than $250,000 or (3) to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

    Unless an option under the Guaranteed Insurability Rider (GIR) has been exercised to increase Basic Face Amount, any decrease in Face Amount will first be applied against any Supplementary Face Amount, until the minimum Supplemental Face Amount (as specified in the Policy specification pages) has been reached. If the Supplemental Face Amount of the Policy has been increased prior to the requested decrease, then a decrease will first be applied against any previous increases in Supplemental Face Amount in the reverse order in which they occurred. Any remaining decrease in Face Amount will be applied against the Basic Face Amount. The Basic Face Amount however, may not be reduced below the minimum Basic Face Amount specifed in the Policy. In the event that an option under the GIR has been exercised to increase Basic Face Amount, any Face Amount decrease requested by the Owner will first be applied against Face Amount in the reverse order in which any previous increases occurred, irrespective of whether such increases were in Basic Face Amount or Supplemental Face Amount.

    Protective Life reserves the right to prohibit any decrease in Face Amount (i) for 3 years following an increase in Face Amount; and (ii) for one Policy Year following the last decrease in Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

    Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. Decreasing the Face Amount also may have adverse tax consequences. (See "Tax Considerations".) In addition, if the Basic Face Amount is decreased during the first 12 Policy Years, a Surrender Charge will apply. (See "Surrender Charge".)

    Additional Coverage from the Flexible Coverage Rider (FCR).  An Owner may also obtain additional insurance coverage on the Joint Insured(s) of a Policy by purchasing a FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). Limitations on the amount of such coverage may apply. A FCR increases the Death Benefit under the Policy by the face amount of the FCR. The face amount of the FCR does not vary with the investment experience of the Variable Account (see "Supplemental Riders and Endorsements"). In addition, a FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the FCR will be deducted from the Policy Value as part of the Monthly Deduction (see "Monthly Deduction — Cost of Insurance Charge under a FCR"). No additional surrender or premium expense charge is assessed in connection with a FCR.

    The No-Lapse Guarantee does not apply to the FCR. Therefore, insurance coverage under the FCR will terminate as of the date when the Policy would have lapsed if the No-Lapse Guarantee had not been in effect.

    Owners may increase or decrease the face amount of a FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a FCR. Since no surrender charge is assessed in connection with a decrease of face amount under a FCR, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a surrender charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the FCR.

    Owners should consult their sales representative before deciding whether to purchase a FCR or to increase or decrease the Face Amount of the Policy or the FCR face amount.

    Additional Coverage from the Guaranteed Insurability Rider (GIR).  The Owner(s) may obtain additional insurance coverage by purchasing a GIR at the time the Policy is issued (or later, subject to availability and additional underwriting). The GIR gives the Owner(s) the option to increase the Basic Face Amount of the Policy on one or more option dates, without additional evidence of insurability provided that one of the Joint Insureds is alive on the option date (see "Face Amounts—Basic Face Amount" and "Supplemental Riders and Endorsements"). The maximum amount of any increase is the benefit amount specified under the GIR for the relevant option date. If an option under the GIR is not exercised on or before the option date specified, that option will terminate. The cost of insurance charge for the increase in Basic Face Amount is computed on each option date using the same rate class of each Joint Insured as was used when the GIR was purchased (see "Monthly Deduction — Cost of Insurance Charge Under a GIR"). An administration charge for increase in face amount applies during the twelve-month period following the effective date of each increase. See "Monthly Deduction—Administration Charge for Increase in Face Amount."

    Owners should consult their sales representative when deciding whether to purchase a GIR or exercise an option under the GIR.

Special Endorsements (Availability subject to state approval. State variations may apply.)

    Estate Protection Endorsement.  During the first four Policy Years, the estate protection endorsement provides additional coverage in the form of non-participating, non-convertable, renewable term life insurance. Under this endorsement an additional death benefit is payable if the death of the Last Survivor of the Joint Insureds occurs prior to the termination of the endorsement. This additional death benefit will be available and will automatically be issued if underwriting requirements are met and the older of the Joint Insureds is under age 76. There is no additional charge for this endorsement. If the Policy lapses, this endorsement cannot be reinstated. This endorsement will terminate on the earlier of (1) the fourth Policy Anniversary, (2) the date the Policy terminates or (3) the date any option under the Policy Split Option Endorsement is exercised.

    Policy Split Option Endorsement.  Under this endorsement, the Owner(s) may exchange the Policy for two individual permanent life insurance policies, one on the life of each of the Joint Insureds by making a written request to the Home Office within 90 days of one of the following events:

    1.   a court of competent jurisdiction issues a final divorce decree with respect to the marriage of the Joint Insureds;

    2.   federal law with regard to estate taxes is changed so as to remove the unlimited marital deduction or reduce by 50% or more, the estate taxes payable on death; and

    3.   dissolution of a corporate or business partnership of which the Joint Insureds are partners.

    There is no charge for this endorsement. This endorsement will be issued automatically if underwriting requirements are met. The two individual policies each shall have a face amount equal to at least one-half of the Policy's Face Amount, a Policy Value equal to one-half of the Policy's Policy Value, and a policy debt equal to one-half of the Policy's Policy Debt. The individual policies must have the same Beneficiaries as the Policy.

    If the Policy is owned jointly by two Owners, both must agree to exercise the endorsement and each will become the sole owner of his or her individual policy. If the exercise of the endorsement is as a result of events 1. or 3. above, Protective Life requires satisfactory evidence of insurability as to both Joint Insureds before issuing the individual policies. In the event that one of the Insureds cannot provide satisfactory evidence of insurability, an individual policy may be issued on the other Insured and one-half of the Surrender Value of the Policy may be distributed to the Owner(s) in lieu of a second individual policy. Similarly, if two joint Owners are the Insureds and one of them does not agree to exercise the exchange provided by this endorsement, then he or she may take one-half (or other appropriate portion based on relative ownership) of the Surrender Value of the Policy in lieu of a second individual policy. If the surrender charge on either individual policy is less than that policy's pro-rata share of the surrender charge under the Policy, then a charge may be assessed under the individual policy for the difference. If the surrender charge under an individual policy is greater than that policy's pro-rata share of the surrender charge under the Policy, no adjustment will be made.

    An administrative fee may be charged at the time this endorsement is exercised. In addition, if the Policy Value transferred into each of the new policies is less than the minimum premium requirement for such policy, additional premiums will be required at the time the new policies are issued.

    If the endorsement is exercised, the Policy will terminate and the individual policies will become effective as of the Valuation Day following the later of the date that: (1) a written request for the exchange is received at the Home Office, or (2) Protective Life approves the request.

    The endorsement terminates at the earliest of: (1) the date as of which the Policy terminates due to the (a) exercise of the endorsement, (b) surrender of the Policy or, (c) lapse of the Policy; (2) the date of death of a Joint Insured; or (3) the date that the older Joint Insured reaches Attained Age 90.

    The exercise of this endorsement may have significant federal or state tax consequences. (See "Tax Considerations".) State variations of this endorsement will apply. Please see the endorsement for specific terms and conditions.

Settlement Options

    The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

    The following settlement options may be elected.

    Option 1 — Payment for a Fixed Period.  Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    Option 2 — Life Income with Payments for a Guaranteed Period.  Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    Option 3 — Interest Income.  Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

    Option 4 — Payments for a Fixed Amount.  Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    Minimum Amounts.  Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

    Death of Payee.  If a payee dies while there are unpaid installments under Option 1 or before the end of the guaranteed period under Option 2, Protective Life will pay the commuted value of the remaining payments in a lump sum. The commuted value of any balance held under Option 3 or Option 4 will be paid to the payee's executors or administrators unless the written election of the Option directed Protective Life differently. Any commuted value will be calculated using 3% interest per year.

    Other Requirements.  Settlement options must be elected by written notice received by Protective Life at the Home Office. The Owner may elect settlement options during the lifetime of either of the Joint Insureds; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of the death of each of the Joint Insureds is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

    If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

THE FIXED ACCOUNT

    Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account

    The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily. (See "Fixed Account Value".)

Interest Credited on Fixed Account Value

    Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

    After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account

    Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

CHARGES AND DEDUCTIONS

    This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Premium Expense Charge

    The premium expense charge compensates Protective Life for certain sales and tax expenses associated with the Policies and the Variable Account. The premium expense charge is equal to a percentage of each premium as set out in the following table.

Policy Year	Current Charge	Maximum Charge
1-5	10%	12.5%
6-10	5%	6%
11+	2%	2.5%

Monthly Deduction

    As of the Policy Effective Date, Protective Life will deduct the first Monthly Deduction from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) administration charges (the "monthly administration fee"), (3) mortality and expense risk charge (the "mortality and expense risk charge") and (4) any charges for supplemental riders ("supplemental rider charges"), as described below. Unless the Owner selects the Sub-Account(s) from which the Monthly Deduction is deducted, as provided below, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Values.

    The Owner may select the Sub-Accounts from which the Monthly Deduction, excluding the mortality and expense risk charge, is deducted. In the event that, as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from such Sub-Account, the instructions for deduction will not be effective and the Monthly Deduction will instead be determined in the manner provided for above. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

    Cost of Insurance Charge.  This monthly charge compensates Protective Life for the expense of assuming the risk of the Death Benefit. This charge can vary among Policies, and from one Monthly Anniversary Day to the next within the same Policy, depending on differences in the cost of insurance rates, and the net amount at risk (as calculated below) associated with the Basic Face Amount and, if applicable, Supplemental Face Amount. Since the cost of insurance charges are based on the net amount at risk, these charges will increase if the Policy Value decreases due to negative investment experience in the underlying Funds. The monthly cost of insurance charge is equal to the sum of the cost of insurance charges for the Basic Face Amount and each increment of Supplemental Face Amount, which are calculated separately based on the net amount at risk under each coverage.

    The cost of insurance charge for each increment of Face Amount is computed at the beginning of each Policy month by subtracting 2 from 1 and multiplying the result by 3, where:

    1.   is the Death Benefit attributable to that increment on the first day of the Policy month divided by 1 plus the monthly equivalent of 4.0%;

    2.   is the Policy Value attributable to that increment before the Monthly Deduction (and, when Death Benefit B is in effect, divided by 1 plus the monthly equivalent of 4.0%); and

    3.   is the cost of insurance rate for that increment as described below.

    For the purpose of computing the net amount at risk (the result of subtracting 2 from 1) for an Increment of Face Amount, Policy Value is first apportioned to the Basic Face Amount and then apportioned to any Supplemental Face Amount that is part of the Initial Face. If Policy Value exceeds the Initial Face Amount, it is apportioned to each increase in Supplemental Face Amount in the order that such Supplemental Face Amount was added to the Policy.

    Cost of Insurance Rates.  The monthly cost of insurance rates for the Basic Face Amount and, if applicable, the cost of insurance rates for a Supplemental Face Amount can vary from one month to another. The rates are a function of each Joint Insured's age at nearest birthday, sex and rate class, type of Face Amount (Basic or Supplemental), and the number of years that a Policy has been in force since the Policy Effective Date or the effective date of a Face Amount increase. In general, current cost of insurance rates are greater for the Basic Face Amount than for Supplemental Face Amount purchased at the same time, whereas guaranteed rates for the Basic Face Amount are the same as for Supplemental Face Amount purchased at the same time.

    Protective Life currently places each Joint Insured in the following rate classes, based on underwriting: Preferred Nonsmoker (ages 20-75), Nonsmoker (ages 20-85), Tobacco (ages 20-85), and Smoker (ages 20-85) and substandard rate classes which involve a higher mortality risk than the Nonsmoker or Smoker, Tobacco classes. The guaranteed rates for standard classes are based on the 1980 Commissioner's Standard Ordinary Mortality Tables, Male and Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Table"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

    Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

    Cost of insurance rates (whether guaranteed or current) for Joint Insureds in a nonsmoker standard class are generally lower than guaranteed rates for Joint Insureds of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for Joint Insureds in a nonsmoker or smoker standard class are generally lower than guaranteed rates for Joint Insureds of the same age and sex and smoking status in a substandard class.

    Any change in monthly cost of insurance rates will be on a uniform basis for Joint Insured's of the same class (with respect to age, sex, rate class, and policy year), but the cost of insurance rates for a Policy will never be greater than the limit set forth in the Policy.

    Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of each Joint Insured at the time of the request for an increase. The following rules will apply for purposes of determining the rates.

    Protective Life places each Joint Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to both the Basic and Supplemental portions of the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

    Cost of Insurance Charge Under a FCR.  The cost of insurance charge is determined in a similar manner for the face amount under a FCR and for any increase in the face amount under a FCR.

    Cost of Insurance Charge Under a GIR.  The cost of insurance charge for each increase of Basic Face Amount under a GIR is computed on each option date using the same rate class of each Joint Insured as was used in the Policy.

    Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.  Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

    Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

    Monthly Administration Fee.  This charge compensates Protective Life for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, financial reporting and overhead costs, processing applications and establishing Policy records. The monthly administration fee is currently equal to $.06 per $1,000 of Basic Face Amount in Policy Years 1 through 9 (guaranteed not to exceed $.075 per $1,000). This fee is no longer assessed after the ninth Policy Year.

    Administration Charge for Increase in Face Amount.  For 12 months following every increase in the Supplemental Face Amount, a monthly administration fee will be assessed. This fee will be equal to the lesser of (1) $23.50 plus $0.06 per thousand of increase in the Face Amount or (2) $250. This fee will also apply to an increase in the Basic Face Amount as a result of the exercise of an option under the Guaranteed Insurability Rider.

    Supplemental Rider Charges.  Protective Life deducts a monthly charge for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

    Mortality and Expense Risk Charge.  This charge compensates Protective Life for the mortality risk it assumes which is that the cost of insurance charges are insufficient to meet actual death benefit claims. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

    Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The monthly mortality and expense risk charge to be deducted is currently equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, in Policy Years 1 through 10 and .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount, in Policy Year 11 and thereafter. Protective Life guarantees the maximum monthly mortality and expense risk charge for any Policy Year will not exceed .075% multiplied by the Variable Account Value.

Transfer Fee

    Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

Surrender Charge (Contingent Deferred Sales Charge)

    A surrender charge, which is a contingent deferred sales charge, is deducted from the Policy Value if, during the first 12 Policy Years: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period; or (3) the Basic Face Amount is reduced. There will be no surrender charge for a requested decrease in the Supplemental Face Amount or a reduction in the Basic Face Amount resulting from a Death Benefit Option change or from a withdrawal. The surrender charge is deducted before any Surrender Value is paid.

    The surrender charge varies depending on a number of factors including Basic and Supplemental Face Amounts, Issue Ages, sex and rate classification of the Joint Insureds and is set forth in your Policy. The surrender charge decreases over the twelve-year period.

    Assuming a Policy with an initial Basic Face Amount of $1,000,000 and no Supplemental Face Amount, the range of surrender charges for the expected representative issue ages for this product are:

    1.   Joint Insureds:  1 Age 55  Male    Non-smoker
2 Age 55  Female  Non-smoker

Year	Surrender Charge	Year	Surrender Charge
1	8,075.99	7	5,191.71
2	8,075.99	8	4,614.85
3	7,499.13	9	4,038.00
4	6,922.28	10	3,461.14
5	6,345.42	11	2,884.28
6	5,768.57	12	2,307.43

    2.   Joint Insureds:  1 Age 70  Male    Smoker
2 Age 70  Female  Smoker

Year	Surrender Charge	Year	Surrender Charge
1	21,874.85	7	14,062.40
2	21,874.85	8	12,499.91
3	20,312.36	9	10,937.42
4	18,749.87	10	9,374.93
5	17,187.38	11	7,812.45
6	15,624.89	12	6,249.96

    Individualized illustrations of the type included on pages 38 through 41 herein will be provided to each prospective Owner based on the Face Amounts, Death Benefit option, and anticipated pattern and amount of premium payments suggested by the Owner.

    In the event of a decrease in the Basic Face Amount, a pro rata surrender charge will be imposed equal to the portion of the total surrender charge that corresponds to the percentage by which the Basic Face Amount is reduced. This surrender charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A surrender charge imposed in connection with a reduction in the Basic Face Amount reduces the remaining surrender charge that may be imposed in connection with a surrender of the Policy.

    There are no surrender charges assessed on surrender, lapse or reduction in Basic Face Amount after the 12th Policy Year.

    The purpose of the surrender charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. (See "Premium Expense Charge".)

    Protective Life reserves the right to charge less than the Maximum Surrender Charge.

Withdrawal Charge

    Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

    The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. Some Funds also deduct 12b-1 fees from Fund assets. See the prospectus for each of the Funds.

Exchange Privilege

    The Company is offering, where allowed by law, to owners of certain existing fixed life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

    The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by Protective Life. While a minimum rate of interest

(typically 4 or 4.5%) is guaranteed, Protective Life in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

    A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions".

	Existing Life Policy	Policy

Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	Percentage of each premium payment as follows: 12.5% in Policy Years 1-5 6% in Policy Years 6-10 2.5% in Policy Years 11+

Administrative Fees	Ranges from $4 to $5 monthly.	A maximum monthly charge equal to .075% per $1,000 of the Basic Face Amount in Policy Years 1 through 9. Additional charge for the first 12 months after an increase in the Supplemental Face Amount based on the amount of increase.

Mortality and Expense Charges	None	A maximum monthly charge equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount.

Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) any charges for supplemental riders. (Applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) monthly mortality and expense charges (see above) and (4) any charges for supplemental riders.

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge on Basic Face Amount only and assessed during the first 12 Policy Years.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Only Fixed Account : 4%.

Effect of the Exchange Offer

    1.  The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

    2.  If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders or any type of a rate reduction request will require full evidence of insurability.

    3.  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

    Tax Matters.  Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

    The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code if the Existing Life Policy covered the same Joint Insureds. The Internal Revenue Service has taken the position that Section 1035 will not apply if an Existing Life Policy covering only one insured is exchanged for another life insurance contract covering more than one insured. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

    If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will be treated as a taxable event. The surrender proceeds will generally be includible in income.

    Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

    Sales Commissions.  Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies".)

ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

    The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering Joint Insureds of the given ages on the Issue Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that Net Premiums are allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account.

    The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.79% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

    In addition, the illustrations reflect the current monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to 0.075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11 and thereafter is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount. After deduction of Fund expenses, including any 12b-1 fees, and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for Policy Years 1-10 of -1.69%, 4.31% and 10.31%, respectively, and for Policy Years 11 and thereafter -1.04%, 4.96% and 10.96%, respectively.

    The illustrations also reflect the deduction of the monthly cost of insurance charge for the hypothetical Joint Insureds. The surrender charge is reflected in the column "Surrender Value". Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt or charges for supplemental riders.

    The illustrations are based on Protective Life's sex distinct rates for nonsmokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Joint Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

Illustration of Policy Values
Protective Life Insurance Company
Insured 1:  Male   Issue Age 55;  Non-Smoker
Insured 2:  Female  Issue Age 55;  Non-Smoker

$11,537.15 ANNUAL PLANNED PREMIUM
$1,000,000 BASIC FACE AMOUNT
DEATH BENEFIT OPTION A
USING CURRENT COST OF INSURANCE RATES

	Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
End of Policy Year
		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
1	12,114	9,448	1,372	2,220,000	10,041	1,965	2,220,000	10,634	2,558	2,220,000
2	24,834	18,724	10,648	2,220,000	20,496	12,420	2,220,000	22,340	14,264	2,220,000
3	38,189	27,812	20,313	2,220,000	31,365	23,865	2,220,000	35,207	27,708	2,220,000
4	52,213	36,709	29,786	2,220,000	42,657	35,735	2,220,000	49,349	42,427	2,220,000
5	66,938	45,410	39,065	1,000,000	54,386	48,040	1,000,000	64,888	58,543	1,000,000
6	82,398	54,478	48,709	1,000,000	67,161	61,392	1,000,000	82,594	76,826	1,000,000
7	98,632	63,327	58,135	1,000,000	80,414	75,222	1,000,000	102,043	96,851	1,000,000
8	115,678	71,944	67,329	1,000,000	94,150	89,535	1,000,000	123,399	118,784	1,000,000
9	133,576	80,314	76,276	1,000,000	108,372	104,334	1,000,000	146,838	142,800	1,000,000
10	152,369	89,127	85,666	1,000,000	123,811	120,350	1,000,000	173,315	169,854	1,000,000
11	172,101	98,616	95,732	1,000,000	141,036	138,152	1,000,000	204,064	201,179	1,000,000
12	192,820	107,820	105,512	1,000,000	158,936	156,629	1,000,000	238,022	235,715	1,000,000
13	214,575	116,707	116,707	1,000,000	177,520	177,520	1,000,000	275,529	275,529	1,000,000
14	237,418	125,248	125,248	1,000,000	196,795	196,795	1,000,000	316,964	316,964	1,000,000
15	261,403	133,401	133,401	1,000,000	216,762	216,762	1,000,000	362,752	362,752	1,000,000
16	286,587	141,111	141,111	1,000,000	237,413	237,413	1,000,000	413,364	413,364	1,000,000
17	313,030	148,283	148,283	1,000,000	258,706	258,706	1,000,000	469,316	469,316	1,000,000
18	340,796	154,856	154,856	1,000,000	280,635	280,635	1,000,000	531,230	531,230	1,000,000
19	369,950	160,682	160,682	1,000,000	303,124	303,124	1,000,000	599,779	599,779	1,000,000
20	400,561	165,613	165,613	1,000,000	326,106	326,106	1,000,000	675,771	675,771	1,000,000
21	432,703	169,488	169,488	1,000,000	349,512	349,512	1,000,000	760,170	760,170	1,000,000
22	466,452	172,129	172,129	1,000,000	373,276	373,276	1,000,000	854,136	854,136	1,000,000
23	501,889	173,350	173,350	1,000,000	397,341	397,341	1,000,000	959,077	959,077	1,007,031
24	539,098	172,946	172,946	1,000,000	421,656	421,656	1,000,000	1,075,844	1,075,844	1,129,636
25	578,166	170,661	170,661	1,000,000	446,160	446,160	1,000,000	1,205,171	1,205,171	1,265,430
26	619,189	164,934	164,934	1,000,000	469,947	469,947	1,000,000	1,348,277	1,348,277	1,415,690
27	662,262	156,209	156,209	1,000,000	493,503	493,503	1,000,000	1,506,638	1,506,638	1,581,970
28	707,489	143,842	143,842	1,000,000	516,658	516,658	1,000,000	1,681,799	1,681,799	1,765,889
29	754,978	127,020	127,020	1,000,000	539,216	539,216	1,000,000	1,875,435	1,875,435	1,969,206
30	804,841	104,825	104,825	1,000,000	561,018	561,018	1,000,000	2,089,369	2,089,369	2,193,837
31	857,197	76,188	76,188	1,000,000	581,935	581,935	1,000,000	2,325,581	2,325,581	2,441,860
32	912,171	39,888	39,888	1,000,000	601,882	601,882	1,000,000	2,586,227	2,586,227	2,715,538
33	969,893	0	0	0	620,796	620,796	1,000,000	2,873,644	2,873,644	3,017,327
34	1,030,502	0	0	0	638,659	638,659	1,000,000	3,190,377	3,190,377	3,349,896
35	1,094,141	0	0	0	655,439	655,439	1,000,000	3,539,170	3,539,170	3,716,129
36	1,160,962	0	0	0	671,103	671,103	1,000,000	3,922,990	3,922,990	4,079,910
37	1,231,124	0	0	0	685,579	685,579	1,000,000	4,349,136	4,349,136	4,479,610
38	1,304,794	0	0	0	698,707	698,707	1,000,000	4,823,359	4,823,359	4,919,827
39	1,382,148	0	0	0	710,171	710,171	1,000,000	5,352,488	5,352,488	5,406,013
40	1,463,369	0	0	0	719,201	719,201	1,000,000	5,944,724	5,944,724	5,944,724
41	1,548,652	0	0	0	725,874	725,874	1,000,000	6,607,030	6,607,030	6,607,030
42	1,638,198	0	0	0	730,721	730,721	1,000,000	7,341,725	7,341,725	7,341,725
43	1,732,222	0	0	0	730,535	730,535	1,000,000	8,156,723	8,156,723	8,156,723
44	1,830,948	0	0	0	727,960	727,960	1,000,000	9,060,801	9,060,801	9,060,801
45	1,934,609	0	0	0	723,332	723,332	1,000,000	10,063,696	10,063,696	10,063,696
46	2,043,453	0	0	0	773,156	773,156	1,000,000	11,204,667	11,204,667	11,204,667
47	2,157,740	0	0	0	825,576	825,576	1,000,000	12,473,540	12,473,540	12,473,540
48	2,277,741	0	0	0	880,726	880,726	1,000,000	13,884,655	13,884,655	13,884,655
49	2,403,742	0	0	0	938,750	938,750	1,000,000	15,453,955	15,453,955	15,453,955
50	2,536,043	0	0	0	999,797	999,797	1,000,000	17,199,174	17,199,174	17,199,174
51	2,674,959	0	0	0	1,064,025	1,064,025	1,064,025	19,140,032	19,140,032	19,140,032
52	2,820,821	0	0	0	1,131,599	1,131,599	1,131,599	21,298,460	21,298,460	21,298,460
53	2,973,976	0	0	0	1,202,694	1,202,694	1,202,694	23,698,847	23,698,847	23,698,847
54	3,134,789	0	0	0	1,277,492	1,277,492	1,277,492	26,368,319	26,368,319	26,368,319
55	3,303,643	0	0	0	1,356,188	1,356,188	1,356,188	29,337,038	29,337,038	29,337,038

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charge, current cost of insurance rates, a monthly administration fee of $.06 per $1,000 of Basic Face Amount per month in Policy Years 1 through 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, (which is equivalent to an annual rate of 0.90% of such amount) during Policy Years 1 through 10 and 0.021% multiplied by the Variable Account Value, (which is equivalent to an annual rate of 0.25% of such amount) during Policy Years 11 and thereafter.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Insured 1:  Male   Issue Age 55;  Non-Smoker
Insured 2:  Female  Issue Age 55;  Non-Smoker

$11,537.15 ANNUAL PLANNED PREMIUM
$1,000,000 BASIC FACE AMOUNT
DEATH BENEFIT OPTION A
USING GUARANTEED COST OF INSURANCE RATES

	Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
End of Policy Year
		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
1	12,114	8,986	910	2,220,000	9,556	1,480	2,220,000	10,126	2,050	2,220,000
2	24,834	17,713	9,637	2,220,000	19,408	11,332	2,220,000	21,172	13,096	2,220,000
3	38,189	26,163	18,664	2,220,000	29,546	22,047	2,220,000	33,208	25,709	2,220,000
4	52,213	34,315	27,393	2,220,000	39,958	33,036	2,220,000	46,311	39,388	2,220,000
5	66,938	42,146	35,800	1,000,000	50,625	44,280	1,000,000	60,561	54,215	1,000,000
6	82,398	50,361	44,592	1,000,000	62,306	56,538	1,000,000	76,868	71,099	1,000,000
7	98,632	58,172	52,980	1,000,000	74,219	69,027	1,000,000	94,576	89,384	1,000,000
8	115,678	65,525	60,910	1,000,000	86,314	81,699	1,000,000	113,773	109,158	1,000,000
9	133,576	72,346	68,308	1,000,000	98,522	94,484	1,000,000	134,544	130,506	1,000,000
10	152,369	79,440	75,979	1,000,000	111,681	108,219	1,000,000	157,923	154,462	1,000,000
11	172,101	86,206	83,321	1,000,000	125,238	122,353	1,000,000	183,601	180,717	1,000,000
12	192,820	92,137	89,829	1,000,000	138,689	136,382	1,000,000	211,298	208,991	1,000,000
13	214,575	97,128	97,128	1,000,000	151,930	151,930	1,000,000	241,164	241,164	1,000,000
14	237,418	101,069	101,069	1,000,000	164,851	164,851	1,000,000	273,378	273,378	1,000,000
15	261,403	103,819	103,819	1,000,000	177,311	177,311	1,000,000	308,138	308,138	1,000,000
16	286,587	105,179	105,179	1,000,000	189,118	189,118	1,000,000	345,645	345,645	1,000,000
17	313,030	104,806	104,806	1,000,000	199,940	199,940	1,000,000	386,062	386,062	1,000,000
18	340,796	102,486	102,486	1,000,000	209,565	209,565	1,000,000	429,731	429,731	1,000,000
19	369,950	97,677	97,677	1,000,000	217,483	217,483	1,000,000	476,888	476,888	1,000,000
20	400,561	89,827	89,827	1,000,000	223,170	223,170	1,000,000	527,925	527,925	1,000,000
21	432,703	78,334	78,334	1,000,000	226,053	226,053	1,000,000	583,413	583,413	1,000,000
22	466,452	62,520	62,520	1,000,000	225,484	225,484	1,000,000	644,147	644,147	1,000,000
23	501,889	41,626	41,626	1,000,000	220,731	220,731	1,000,000	711,221	711,221	1,000,000
24	539,098	14,777	14,777	1,000,000	210,941	210,941	1,000,000	786,111	786,111	1,000,000
25	578,166	0	0	0	194,999	194,999	1,000,000	870,762	870,762	1,000,000
26	619,189	0	0	0	171,365	171,365	1,000,000	967,745	967,745	1,016,132
27	662,262	0	0	0	137,946	137,946	1,000,000	1,075,895	1,075,895	1,129,690
28	707,489	0	0	0	91,850	91,850	1,000,000	1,194,201	1,194,201	1,253,911
29	754,978	0	0	0	29,117	29,117	1,000,000	1,323,457	1,323,457	1,389,630
30	804,841	0	0	0	0	0	0	1,464,498	1,464,498	1,537,723
31	857,197	0	0	0	0	0	0	1,618,198	1,618,198	1,699,108
32	912,171	0	0	0	0	0	0	1,785,483	1,785,483	1,874,757
33	969,893	0	0	0	0	0	0	1,967,320	1,967,320	2,065,686
34	1,030,502	0	0	0	0	0	0	2,164,733	2,164,733	2,272,970
35	1,094,141	0	0	0	0	0	0	2,378,770	2,378,770	2,497,709
36	1,160,962	0	0	0	0	0	0	2,610,507	2,610,507	2,714,928
37	1,231,124	0	0	0	0	0	0	2,867,088	2,867,088	2,953,101
38	1,304,794	0	0	0	0	0	0	3,152,580	3,152,580	3,215,632
39	1,382,148	0	0	0	0	0	0	3,471,993	3,471,993	3,506,713
40	1,463,369	0	0	0	0	0	0	3,831,610	3,831,610	3,831,610
41	1,548,652	0	0	0	0	0	0	4,235,339	4,235,339	4,235,339
42	1,638,198	0	0	0	0	0	0	4,680,302	4,680,302	4,680,302
43	1,732,222	0	0	0	0	0	0	5,170,709	5,170,709	5,170,709
44	1,830,948	0	0	0	0	0	0	5,711,203	5,711,203	5,711,203
45	1,934,609	0	0	0	0	0	0	6,306,899	6,306,899	6,306,899
46	2,043,453	0	0	0	0	0	0	7,026,733	7,026,733	7,026,733
47	2,157,740	0	0	0	0	0	0	7,827,260	7,827,260	7,827,260
48	2,277,741	0	0	0	0	0	0	8,717,526	8,717,526	8,717,526
49	2,403,742	0	0	0	0	0	0	9,707,591	9,707,591	9,707,591
50	2,536,043	0	0	0	0	0	0	10,808,643	10,808,643	10,808,643
51	2,674,959	0	0	0	0	0	0	12,033,122	12,033,122	12,033,122
52	2,820,821	0	0	0	0	0	0	13,394,866	13,394,866	13,394,866
53	2,973,976	0	0	0	0	0	0	14,909,261	14,909,261	14,909,261
54	3,134,789	0	0	0	0	0	0	16,593,419	16,593,419	16,593,419
55	3,303,643	0	0	0	0	0	0	18,466,372	18,466,372	18,466,372

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charge, guaranteed cost of insurance rates, a monthly administration fee of $.075 per $1,000 of Basic Face Amount per month in Policy Years 1 through 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, (which is equivalent to an annual rate of 0.90% of such amount) during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Insured 1:  Male   Issue Age 55;  Non-Smoker
Insured 2:  Female  Issue Age 55;  Non-Smoker

$11,537.15 ANNUAL PLANNED PREMIUM
$1,000,000 BASIC FACE AMOUNT
DEATH BENEFIT OPTION B
USING CURRENT COST OF INSURANCE RATES

	Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
End of Policy Year
		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
1	12,114	9,448	1,372	2,229,448	10,041	1,965	2,230,041	10,634	2,558	2,230,634
2	24,834	18,722	10,646	2,238,722	20,494	12,418	2,240,494	22,338	14,262	2,242,338
3	38,189	27,807	20,308	2,247,807	31,360	23,860	2,251,360	35,202	27,702	2,255,202
4	52,213	36,699	29,777	2,256,699	42,646	35,724	2,262,646	49,336	42,414	2,269,336
5	66,938	45,392	39,047	1,045,392	54,364	48,018	1,054,364	64,861	58,516	1,064,861
6	82,398	54,447	48,678	1,054,447	67,121	61,352	1,067,121	82,544	76,776	1,082,544
7	98,632	63,275	58,084	1,063,275	80,346	75,154	1,080,346	101,955	96,763	1,101,955
8	115,678	71,864	67,249	1,071,864	94,040	89,425	1,094,040	123,249	118,634	1,123,249
9	133,576	80,191	76,153	1,080,191	108,199	104,161	1,108,199	146,595	142,557	1,146,595
10	152,369	88,945	85,484	1,088,945	123,546	120,085	1,123,546	172,928	169,467	1,172,928
11	172,101	98,351	95,466	1,098,351	140,635	137,751	1,140,635	203,457	200,573	1,203,457
12	192,820	107,439	105,131	1,107,439	158,342	156,034	1,158,342	237,090	234,783	1,237,090
13	214,575	116,172	116,172	1,116,172	176,656	176,656	1,176,656	274,122	274,122	1,274,122
14	237,418	124,509	124,509	1,124,509	195,560	195,560	1,195,560	314,876	314,876	1,314,876
15	261,403	132,398	132,398	1,132,398	215,026	215,026	1,215,026	359,701	359,701	1,359,701
16	286,587	139,768	139,768	1,139,768	235,003	235,003	1,235,003	408,959	408,959	1,408,959
17	313,030	146,500	146,500	1,146,500	255,390	255,390	1,255,390	463,004	463,004	1,463,004
18	340,796	152,515	152,515	1,152,515	276,115	276,115	1,276,115	522,268	522,268	1,522,268
19	369,950	157,629	157,629	1,157,629	297,000	297,000	1,297,000	587,116	587,116	1,587,116
20	400,561	161,654	161,654	1,161,654	317,850	317,850	1,317,850	657,951	657,951	1,657,951
21	432,703	164,392	164,392	1,164,392	338,443	338,443	1,338,443	735,202	735,202	1,735,202
22	466,452	165,622	165,622	1,165,622	358,529	358,529	1,358,529	819,323	819,323	1,819,323
23	501,889	165,123	165,123	1,165,123	377,836	377,836	1,377,836	910,812	910,812	1,910,812
24	539,098	162,658	162,658	1,162,658	396,061	396,061	1,396,061	1,010,202	1,010,202	2,010,202
25	578,166	157,941	157,941	1,157,941	412,838	412,838	1,412,838	1,118,032	1,118,032	2,118,032
26	619,189	149,140	149,140	1,149,140	426,177	426,177	1,426,177	1,233,249	1,233,249	2,233,249
27	662,262	136,915	136,915	1,136,915	436,546	436,546	1,436,546	1,357,318	1,357,318	2,357,318
28	707,489	120,659	120,659	1,120,659	443,134	443,134	1,443,134	1,490,522	1,490,522	2,490,522
29	754,978	99,663	99,663	1,099,663	444,980	444,980	1,444,980	1,633,060	1,633,060	2,633,060
30	804,841	73,237	73,237	1,073,237	441,087	441,087	1,441,087	1,785,168	1,785,168	2,785,168
31	857,197	40,709	40,709	1,040,709	430,417	430,417	1,430,417	1,947,115	1,947,115	2,947,115
32	912,171	1,478	1,478	1,001,478	411,951	411,951	1,411,951	2,119,268	2,119,268	3,119,268
33	969,893	0	0	0	384,629	384,629	1,384,629	2,302,052	2,302,052	3,302,052
34	1,030,502	0	0	0	347,447	347,447	1,347,447	2,496,042	2,496,042	3,496,042
35	1,094,141	0	0	0	299,298	299,298	1,299,298	2,701,824	2,701,824	3,701,824
36	1,160,962	0	0	0	239,029	239,029	1,239,029	2,920,060	2,920,060	3,920,060
37	1,231,124	0	0	0	165,319	165,319	1,165,319	3,151,365	3,151,365	4,151,365
38	1,304,794	0	0	0	76,567	76,567	1,076,567	3,396,204	3,396,204	4,396,204
39	1,382,148	0	0	0	0	0	0	3,654,664	3,654,664	4,654,664
40	1,463,369	0	0	0	0	0	0	3,925,500	3,925,500	4,925,500
41	1,548,652	0	0	0	0	0	0	4,210,988	4,210,988	5,210,988
42	1,638,198	0	0	0	0	0	0	4,515,744	4,515,744	5,515,744
43	1,732,222	0	0	0	0	0	0	4,831,220	4,831,220	5,831,220
44	1,830,948	0	0	0	0	0	0	5,172,696	5,172,696	6,172,696
45	1,934,609	0	0	0	0	0	0	5,546,623	5,546,623	6,546,623
46	2,043,453	0	0	0	0	0	0	6,181,230	6,181,230	7,181,230
47	2,157,740	0	0	0	0	0	0	6,886,976	6,886,976	7,886,976
48	2,277,741	0	0	0	0	0	0	7,671,837	7,671,837	8,671,837
49	2,403,742	0	0	0	0	0	0	8,544,680	8,544,680	9,544,680
50	2,536,043	0	0	0	0	0	0	9,515,370	9,515,370	10,515,370
51	2,674,959	0	0	0	0	0	0	10,594,873	10,594,873	11,594,873
52	2,820,821	0	0	0	0	0	0	11,795,389	11,795,389	12,795,389
53	2,973,976	0	0	0	0	0	0	13,130,482	13,130,482	14,130,482
54	3,134,789	0	0	0	0	0	0	14,615,240	14,615,240	15,615,240
55	3,303,643	0	0	0	0	0	0	16,266,439	16,266,439	17,266,439

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charge, current cost of insurance rates, a monthly administration fee of $.06 per $1,000 of Basic Face Amount per month in Policy Years 1 through 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, (which is equivalent to an annual rate of 0.90% of such amount) during Policy Years 1 through 10 and 0.021% multiplied by the Variable Account Value, (which is equivalent to an annual rate of 0.25% of such amount) during Policy Years 11 and thereafter.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Insured 1:  Male   Issue Age 55;  Non-Smoker
Insured 2:  Female  Issue Age 55;  Non-Smoker

$11,537.15 ANNUAL PLANNED PREMIUM
$1,000,000 BASIC FACE AMOUNT
DEATH BENEFIT OPTION B
USING GUARANTEED COST OF INSURANCE RATES

	Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
End of Policy Year
		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
1	12,114	8,986	910	2,228,986	9,556	1,480	2,229,556	10,126	2,050	2,230,126
2	24,834	17,710	9,634	2,237,710	19,405	11,329	2,239,405	21,168	13,092	2,241,168
3	38,189	26,151	18,652	2,246,151	29,533	22,034	2,249,533	33,194	25,694	2,253,194
4	52,213	34,288	27,365	2,254,288	39,926	33,003	2,259,926	46,273	39,351	2,266,273
5	66,938	42,090	35,745	1,042,090	50,558	44,212	1,050,558	60,478	54,133	1,060,478
6	82,398	50,260	44,491	1,050,260	62,178	56,410	1,062,178	76,707	70,938	1,076,707
7	98,632	58,002	52,810	1,058,002	73,995	68,803	1,073,995	94,283	89,091	1,094,283
8	115,678	65,253	60,638	1,065,253	85,943	81,328	1,085,943	113,271	108,656	1,113,271
9	133,576	71,929	67,891	1,071,929	97,934	93,896	1,097,934	133,715	129,677	1,133,715
10	152,369	78,821	75,359	1,078,821	110,774	107,313	1,110,774	156,597	153,135	1,156,597
11	172,101	85,308	82,424	1,085,308	123,875	120,991	1,123,875	181,530	178,646	1,181,530
12	192,820	90,866	88,559	1,090,866	136,689	134,381	1,136,689	208,138	205,830	1,208,138
13	214,575	95,372	95,372	1,095,372	149,059	149,059	1,149,059	236,442	236,442	1,236,442
14	237,418	98,696	98,696	1,098,696	160,815	160,815	1,160,815	266,460	266,460	1,266,460
15	261,403	100,680	100,680	1,100,680	171,747	171,747	1,171,747	298,176	298,176	1,298,176
16	286,587	101,100	101,100	1,101,100	181,565	181,565	1,181,565	331,503	331,503	1,331,503
17	313,030	99,583	99,583	1,099,583	189,810	189,810	1,189,810	366,180	366,180	1,366,180
18	340,796	95,912	95,912	1,095,912	196,156	196,156	1,196,156	402,080	402,080	1,402,080
19	369,950	89,523	89,523	1,089,523	199,904	199,904	1,199,904	438,688	438,688	1,438,688
20	400,561	79,881	79,881	1,079,881	200,342	200,342	1,200,342	475,458	475,458	1,475,458
21	432,703	66,450	66,450	1,066,450	196,720	196,720	1,196,720	511,779	511,779	1,511,779
22	466,452	48,690	48,690	1,048,690	188,243	188,243	1,188,243	546,964	546,964	1,546,964
23	501,889	26,084	26,084	1,026,084	174,091	174,091	1,174,091	580,266	580,266	1,580,266
24	539,098	0	0	0	153,418	153,418	1,153,418	610,870	610,870	1,610,870
25	578,166	0	0	0	125,231	125,231	1,125,231	637,763	637,763	1,637,763
26	619,189	0	0	0	88,289	88,289	1,088,289	659,616	659,616	1,659,616
27	662,262	0	0	0	41,093	41,093	1,041,093	674,758	674,758	1,674,758
28	707,489	0	0	0	0	0	0	681,094	681,094	1,681,094
29	754,978	0	0	0	0	0	0	676,134	676,134	1,676,134
30	804,841	0	0	0	0	0	0	657,285	657,285	1,657,285
31	857,197	0	0	0	0	0	0	621,791	621,791	1,621,791
32	912,171	0	0	0	0	0	0	566,875	566,875	1,566,875
33	969,893	0	0	0	0	0	0	489,530	489,530	1,489,530
34	1,030,502	0	0	0	0	0	0	386,705	386,705	1,386,705
35	1,094,141	0	0	0	0	0	0	254,889	254,889	1,254,889
36	1,160,962	0	0	0	0	0	0	90,207	90,207	1,090,207
37	1,231,124	0	0	0	0	0	0	0	0	0
38	1,304,794	0	0	0	0	0	0	0	0	0
39	1,382,148	0	0	0	0	0	0	0	0	0
40	1,463,369	0	0	0	0	0	0	0	0	0
41	1,548,652	0	0	0	0	0	0	0	0	0
42	1,638,198	0	0	0	0	0	0	0	0	0
43	1,732,222	0	0	0	0	0	0	0	0	0
44	1,830,948	0	0	0	0	0	0	0	0	0
45	1,934,609	0	0	0	0	0	0	0	0	0
46	2,043,453	0	0	0	0	0	0	0	0	0
47	2,157,740	0	0	0	0	0	0	0	0	0
48	2,277,741	0	0	0	0	0	0	0	0	0
49	2,403,742	0	0	0	0	0	0	0	0	0
50	2,536,043	0	0	0	0	0	0	0	0	0
51	2,674,959	0	0	0	0	0	0	0	0	0
52	2,820,821	0	0	0	0	0	0	0	0	0
53	2,973,976	0	0	0	0	0	0	0	0	0
54	3,134,789	0	0	0	0	0	0	0	0	0
55	3,303,643	0	0	0	0	0	0	0	0	0

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charge, guaranteed cost of insurance rates, a monthly administration fee of $.075 per $1,000 of Basic Face Amount per month in Policy Years 1 through 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, (which is equivalent to an annual rate of 0.90% of such amount) during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

    Incontestability.  Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Joint Insureds' lifetime for two years from the Policy Effective Date or the effective date of the rider. Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Joint Insureds for two years after the effective date of the increase. Certain state variations may apply.

    Suicide Exclusion.  If either of the Joint Insureds commits suicide, while sane or insane, within two years from the Policy Effective Date and while the Policy is in force, Protective Life's total liability will be limited to the premium payments made before death, less (1) any Policy Debt, (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) any withdrawals. The Policy will be terminated as of the date of such suicide. If either of the Joint Insureds commits suicide while sane or insane within two years from the effective date of any increase in Face Amount, Protective Life's total liability with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase. Certain state variations may apply.

Changes in the Policy or Benefits

    Misstatement of Age or Sex.  If the age or sex of either Joint Insured has been misstated in the application for the Policy, increases in Supplemental Face Amount or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

    Other Changes.  At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Suspension or Delay in Payments

    Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

    When applied to distributions from the Fixed Account, Protective Life may defer payment of Death Benefit proceeds for up to two months and defer payment of withdrawals, surrenders and policy loans (unless the loan is for the payment of a premium to Protective Life) for up to six months after we receive your written request. If Protective Life delays payment on a surrender, you will be paid interest at the rate state law sets (if any) beginning at the time of the surrender request.

Reports to Policy Owners

    Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan

Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Assignment

    The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

Arbitration

    The Policy provides that any controversy, dispute or claim by any Owner(s), Joint Insureds, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states. The application for the Policy will indicate whether your Policy will be subject to an arbitration provision.

Supplemental Riders and Endorsements

    Supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges for any such riders will be deducted from your Policy Value as part of the Monthly Deduction. (See "Monthly Deduction".) Any available supplemental riders and endorsements will provide fixed benefits that do not vary with the investment experience of the Variable Account.

    Terminal Illness Accelerated Death Benefit Endorsement.  The endorsement provides for an accelerated death benefit payment to the owner if the Last Survivor of the Joint Insureds has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit will be based on a portion of the current Face Amount and will be subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment will be established against the policy and will accumulate interest. When an accelerated death benefit is paid, an amount equal to the benefit payment is transferred out of the Sub-Accounts and the Fixed Account to a lien account within the Loan Account established for the Policy. Like the Fixed Account, this lien account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. The collateral for the lien is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date the accelerated death benefit is paid. On each Policy Anniversary, an amount of Policy Value equal to any interest due on the lien will be transferred to the lien account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and Fixed Account Value bears to the total unloaned Policy Value on such Policy Anniversary. The primary impact of the lien and any accumulated interest will be a reduction of the amount of the death benefit by the amount of the lien plus accumulated interest. The lien will also reduce the amount available for loans and withdrawals. The endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

    Flexible Coverage Rider (FCR).  Provides an additional benefit payable on the death of the covered Insured of a Policy without increasing the Policy's Face Amount. Limitations on the amount of such coverage may apply. The FCR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). An FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value for this benefit. The No Lapse Guarantee does not apply to coverage under the FCR.

    Guaranteed Insurability Rider (GIR).  Provides the Owner(s) the right to increase the Basic Face Amount of the Policy on one or more option dates without additional evidence of insurability, provided one of the Joint Insured's is alive on such option date. The GIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The increase will become effective only if the Company receives a timely election of the option and at least one of the Joint Insureds is alive on the option date.

Reinsurance

    The Company may reinsure a portion of the risks assumed under the Policies.

USES OF THE POLICY

    Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

    As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, policy loans and interest paid on policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a policy loan is taken but not repaid prior to the death of the Last Survivor of the Joint Insureds, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

    Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

    In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

TAX CONSIDERATIONS

Introduction

    The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate it for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that it incurs and determines to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Life Insurance Policies

    Tax Status of the Policy.  Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

    Diversification Requirements.  The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

  Ownership Treatment.  In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account,

such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

    The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

    Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

    If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the beneficiary's income.

    Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals

    In the case of Policies issued to a nonnatural taxpayer such as a corporation, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of only one individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. An additional exception is provided for a Policy owned by an entity engaged in a trade or business which covers the joint lives of a 20% owner of the entity and the owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies Which Are Not MECs

    Tax Treatment of Withdrawals Generally.  If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

    Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, Section 7702 places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

    Tax Treatment of Loans.  If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

    Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies Which Are MECs

    Characterization of a Policy as a MEC.  In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a re-application of the 7-Pay Test. Due to the coverage of Joint Insureds under the Policy, there is some uncertainty about how to apply the 7-Pay Test to the Policy. There are also special considerations regarding the application of the 7-Pay Test to the Policy. For example, a reduction in the Death Benefit at any time, such as may occur upon a partial surrender, may cause a Policy to be a MEC, resulting in the tax treatment described below applying.

    Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

    Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

    If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

    Penalty Tax.  Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

    Aggregation of Policies.  All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues. — The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. However, there is some uncertainty with respect to this definition, and in particular regarding how it applies to a life insurance contract that covers more than one insured. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

    The exchange of one life insurance contract for another life insurance contract generally is not taxed if the insured lives are the same under both contracts (unless cash is distributed or a loan is reduced or forgiven). Thus, in the case of an exchange involving the Policy, the other life insurance contract involved in the exchange must also cover the same Joint Insureds. In addition, the exercise of the Policy Split Option Endorsement may result in the taxation of the Policy as if there were a full surrender.

Federal Income Tax Withholding

    Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

Sale of the Policies

    Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account and separate accounts of certain affiliates of Protective Life. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. IDI will receive the 12b-1 fees assessed against shares of the Fidelity Funds attributable to the Policies as compensation for providing certain distribution and shareholder support services. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 115% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and .25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher than those identified above. We may use any of our corporate assets to cover the cost of distribution, including any profit from the mortality and expense risk charge.

    Protective Life may reduce or waive the sales-related charges, administrative fees and/or any other charges on any Policy sold to (i) directors, officers or employees of Protective Life or any of its affiliates, (ii) employees and registered representatives of any broker-dealer that has entered into a selling agreement with Protective Life or IDI, as well as employees of such registered representatives and (iii) the immediate family of the above persons, due to the generally lower sales and administrative expenses attributable to such individuals. No such reduction or waiver will be permitted where it would be unfairly discriminatory against any person.

    Certain state-specific reductions in the premium expense charge or other sales-related charges may apply to all purchasers residing in such state.

Corporate Purchasers

    The Policy may be available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisors.

Protective Life Directors and Executive Officers

    The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers. The address for each of these individuals is c/o Protective Life Insurance Company 2801 Highway 280 South, Birmingham, Alabama 35223.

NAME	AGE	POSITION WITH PROTECTIVE LIFE
Drayton Nabers, Jr.	60	Chairman of the Board and Director
John D. Johns	49	President and Director
R. Stephen Briggs	51	Executive Vice President and Director
Jim E. Massengale	59	Executive Vice President, Acquisitions and Director
A.S. Williams III	64	Executive Vice President, Investments, Treasurer and Director
Richard J. Bielen	40	Senior Vice President, Investments and Director
Chris T. Calos	39	Senior Vice President, Dental Benefits and Director
T. Davis Keyes	48	Senior Vice President, Information Services, and Director
Carolyn King	50	Senior Vice President, Investment Products and Director
Deborah J. Long	47	Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz	47	Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel	47	Senior Vice President and Chief Actuary and Director
Judy Wilson	43	Senior Vice President, Guaranteed Investment Contracts
Jerry W. DeFoor	48	Vice President and Controller, and Chief Accounting Officer

    Mr. Nabers has been Chairman of the Board and a Director of Protective Life since August 1996. Mr. Nabers has been Chairman of the Board and Chief Executive Officer of PLC and a Director since August 1996. From May 1994 to August 1996, Mr. Nabers was Chairman of the Board, President and Chief Executive Officer and a Director of PLC. Mr. Nabers has served in various capacities with PLC and its subsidiaries since 1979. He is also a director of Energen Corporation, National Bank of Commerce of Birmingham, and Alabama National Bancorporation.

    Mr. Johns has been President of Protective Life and President and Chief Operating Officer of PLC since August 1996. He was Executive Vice President and Chief Financial Officer of Protective Life and PLC from October 1993 to August 1996. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation and John H. Harland Company.

    Mr. Briggs has been Executive Vice President of Protective Life and PLC since October 1993 and has responsibility for the Individual Life Division. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

    Mr. Massengale has been Executive Vice President, Acquisitions of Protective Life and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidaries since 1983.

    Mr. Williams has been Executive Vice President, Investments and Treasurer of Protective Life and PLC since August 1996. From July 1981 to August 1996 he was Senior Vice President, Investments and Treasurer of Protective Life and PLC. Mr. Williams has been employed by the PLC and its subsidiaries since 1964.

    Mr. Bielen has been Senior Vice President, Investments of Protective Life and PLC since August 1996. From August 1991 to August 1996, he was Vice President, Investments of Protective Life. He is a director of Protective Investment Company.

    Mr. Calos has been a Senior Vice President, Dental Benefits of Protective Life and PLC since January 2001. From November 1989 until January 2001, he was Vice President, Dental Benefits of Protective Life. Mr. Calos has been employed by PLC and its subsidiaries since 1987.

    Mr. Keyes has been Senior Vice President, Information Services of PLC since April, 1999. He was Vice President, Information Services of PLC from May 1993 to April 1999. He has been employed by Protective Life and PLC in various capacities since 1982.

    Ms. King has been Senior Vice President, Investment Products Division of Protective Life and PLC since April 1995. She is a director of Protective Investment Company.

    Ms. Long has been Senior Vice President, Secretary and General Counsel of Protective Life since September 1996 and of PLC since November 1996. Ms. Long was Senior Vice President and General Counsel of Protective Life from February 1994 to September 1996 and of PLC from February 1994 to November 1996. Ms. Long has been employed by PLC and its subsidiaries since 1993.

    Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

    Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since 1978.

    Ms. Wilson has been Senior Vice President, Stable Value Products of Protective Life and PLC since January 1995. Ms. Wilson has been employed by PLC and its subsidiaries since 1991.

    Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective Life and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since 1982.

State Regulation

    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

    A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees or by accessing the SEC's website at http://www.sec.gov.

Independent Accountants

    The audited statement of assets and liabilites of the Protective Variable Life Separate Account as of December 31, 2000 and 1999 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2000 and included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

    The consolidated balance sheets of Protective Life as of December 31, 2000, and 1999 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000 and the related financial statement schedules included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

Experts

    Actuarial matters included in this prospectus have been examined by Stephen Peeples, F.S.A, M.A.A.A., whose opinion is filed as an exhibit to the registration statement.

IMSA

    Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Legal Matters

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2000 and 1999 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2000 as well as the Report of Independent Accountants are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 2000, and 1999 and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000 as well as the Report of Independent Accountants are contained herein.

    All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of The Protective Variable Life Separate Account, consisting of PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, PIC Capital Growth, Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Growth, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock and Van Kampen Asset Allocation sub-accounts, at December 31, 2000 and 1999, and the results of its operations and changes in net assets for the three years ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 and 1999 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

March 22, 2001

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,013	$4,463	$1,377	$1,905	$6,140	$8,645	$152
Receivable from Protective Life Insurance Company	0	6	3	0	0	21	0

Total assets-	3,013	4,469	1,380	1,905	6,140	8,666	152

Liabilities
Payable to Protective Life Insurance Company	0	0	0	1	3	0	0

Net assets-	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$590	$4,985	$5,345	$3,085	$1,372	$1,105	$682
Receivable from Protective Life Insurance Company	0	0	5	1	0	2	0

Total assets-	590	4,985	5,350	3,086	1,372	1,107	682

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	4

Net assets-	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	MFS Growth	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$433	$3,851	$5,719	$3,550	$1,234	$1,017	$1,812
Receivable from Protective Life Insurance Company	0	4	13	1	0	3	4

Total assets-	433	3,855	5,732	3,551	1,234	1,020	1,816

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	16	0	0

Net assets-	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$232	$10	$32	$1,103	$642	$476	$580
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	232	10	32	1,103	642	476	580

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0

Net assets-	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Assets
Investment in sub-accounts at market value	$53	$21	$63,624
Receivable from Protective Life Insurance Company	0	0	63

Total assets-	53	21	63,687

Liabilities
Payable to Protective Life Insurance Company	0	0	24

Net assets-	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$2,916	$3,396	$791	$1,130	$4,430	$6,719	$39
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	2,916	3,396	791	1,130	4,430	6,719	39

Liabilities
Payable to Protective Life Insurance Company	0	18	21	5	43	1	0

Net assets-	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$121	$3,506	$3,781	$1,954	$606	$203	$177
Receivable from Protective Life Insurance Company	0	0	0	0	0	2	0

Total assets-	121	3,506	3,781	1,954	606	205	177

Liabilities
Payable to Protective Life Insurance Company	0	6	7	21	0	0	0

Net assets-	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Assets
Investment in sub-accounts at market value	$2,192	$3,269	$1,939	$2,385	$618	$362	$64
Receivable from Protective Life Insurance Company	0	7	0	11	0	2	0

Total assets-	2,192	3,276	1,939	2,396	618	364	64

Liabilities
Payable to Protective Life Insurance Company	8	0	27	0	22	0	0

Net assets-	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Assets
Investment in sub-accounts at market value	$11	$1	$40,610
Receivable from Protective Life Insurance Company	0	0	22

Total assets-	11	1	40,632

Liabilities
Payable to Protective Life Insurance Company	0	0	179

Net assets-	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$55	$61	$89	$9	$25	$8	$0

Expense
Mortality and expense risk and administrative charges	28	39	10	14	50	75	1

Net investment income (loss)	27	22	79	(5)	(25)	(67)	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(3)	(4)	0	1	(3)	(4)	(1)
Capital gain distribution	66	619	0	0	693	596	6

Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) on investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net realized and unrealized gain (loss) on investments	(234)	(740)	12	430	(649)	(634)	0

Net increase (decrease) in net assets resulting from operations-	$(207)	$(718)	$91	$425	$(674)	$(701)	$(1)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$10	$0	$2	$11	$23	$0	$3

Expense
Mortality and expense risk and administrative charges	4	44	46	24	10	6	4

Net investment income (loss)	6	(44)	(44)	(13)	13	(6)	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(6)	2	3	0	0	1
Capital gain distribution	17	255	298	20	22	8	25

Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) on investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net realized and unrealized gain (loss) on investments	(26)	(1,189)	(318)	6	160	(55)	18

Net increase (decrease) in net assets resulting from operations-	$(20)	$(1,233)	$(362)	$(7)	$173	$(61)	$17

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Growth	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$0	$5	$10	$76	$52	$2

Expense
Mortality and expense risk and administrative charges	1	36	43	28	10	7	9

Net investment income (loss)	(1)	(36)	(38)	(18)	66	45	(7)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	1	1	0	0	0
Capital gain distribution	0	124	260	132	0	0	88

Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) on investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net realized and unrealized gain (loss) on investments	(34)	(848)	(186)	(308)	0	(30)	(20)

Net increase (decrease) in net assets resulting from operations-	$(35)	$(884)	$(224)	$(326)	$66	$15	$(27)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$6	$0	$0	$0	$0	$3	$5

Expense
Mortality and expense risk and administrative charges	1	0	0	3	1	1	1

Net investment income (loss)	5	0	0	(3)	(1)	2	4

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	2	0	0	1
Capital gain distribution	0	0	0	0	0	3	26

Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) on investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net realized and unrealized gain (loss) on investments	(13)	1	2	(237)	(87)	50	24

Net increase (decrease) in net assets resulting from operations-	$(8)	$1	$2	$(240)	$(88)	$52	$28

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Investment income
Dividends	$0	$0	$455

Expense
Mortality and expense risk and administrative charges	0	0	496

Net investment income (loss)	0	0	(41)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(9)
Capital gain distribution	0	0	3,258

Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) on investments during the period	5	0	(8,149)

Net realized and unrealized gain (loss) on investments	5	0	(4,900)

Net increase (decrease) in net assets resulting from operations-	$5	$0	$(4,941)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$2	$8	$0	$0	$0	$0	$0

Expense
Mortality and expense risk and administrative charges	22	19	5	9	25	39	0

Net investment income (loss)	(20)	(11)	(5)	(9)	(25)	(39)	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	(1)	(1)	0
Capital gain distribution	32	37	3	0	13	65	0

Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) on investments during the period	98	718	(7)	(7)	608	1,176	7

Net realized and unrealized gain (loss) on investments	131	755	(4)	(7)	620	1,240	7

Net increase (decrease) in net assets resulting from operations-	$111	$744	$(9)	$(16)	$595	$1,201	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$3	$0	$4	$3	$5	$0	$0

Expense
Mortality and expense risk and administrative charges	1	14	21	11	3	—	1

Net investment income (loss)	2	(14)	(17)	(8)	2	—	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(1)	(1)	(1)	(1)	0	1
Capital gain distribution	9	0	19	4	9	3	0

Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) on investments during the period	(2)	1,336	616	99	(9)	43	26

Net realized and unrealized gain (loss) on investments	7	1,335	634	102	(1)	46	27

Net increase (decrease) in net assets resulting from operations-	$9	$1,321	$617	$94	$1	$46	$26

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$4	$3	$60	$15	$0	$0

Expense
Mortality and expense risk and administrative charges	10	16	10	10	3	0	0

Net investment income (loss)	(10)	(12)	(7)	50	12	0	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	1	0	0	0
Capital gain distribution	0	43	4	0	0	0	0

Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) on investments during the period	850	736	210	0	0	66	1

Net realized and unrealized gain (loss) on investments	850	780	214	1	0	66	1

Net increase (decrease) in net assets resulting from operations-	$840	$768	$207	$51	$12	$66	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$107

Expense
Mortality and expense risk and administrative charges	0	0	219

Net investment income (loss)	0	0	(112)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(2)
Capital gain distribution	0	0	241

Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) on investments during the period	1	0	6,566

Net realized and unrealized gain (loss) on investments	1	0	6,805

Net increase (decrease) in net assets resulting from operations	$1	$0	$6,693

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$4	$24	$1	$6	$4	$8	$10	$0	$1

Expense
Mortality and expense risk and administrative charges	1	14	9	1	6	7	12	0	0

Net investment income (loss)	3	10	(8)	5	(2)	1	(2)	0	1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(4)	0	0	(9)	(5)	(1)	0	0
Capital gain distribution	0	140	67	7	90	14	45	0	1

Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) on investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net realized and unrealized gain (loss) on investments	0	(103)	179	8	(127)	162	461	0	1

Net increase (decrease) in net assets resulting from operations	$3	$(93)	$171	$13	$(129)	$163	$459	$0	$2

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$1	$0	$0	$1	$2	$0	$0	$62

Expense
Mortality and expense risk and administrative charges	3	6	1	1	3	4	1	0	69

Net investment income (loss)	(3)	(5)	(1)	(1)	(2)	(2)	(1)	0	(7)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(10)	(6)	0	0	(1)	0	0	0	(36)
Capital gain distribution	2	11	0	0	5	21	1	0	404

Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) on investments during the period	114	163	35	7	61	113	27	1	757

Net realized and unrealized gain (loss) on investments	106	168	35	7	65	134	28	1	1,125

Net increase (decrease) in net assets resulting from operations-	$103	$163	$34	$6	$63	$132	$27	$1	$1,118

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$27	$22	$79	$(5)	$(25)	$(67)	$(1)
Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) of investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net increase (decrease) in net assets resulting from operations	(207)	(718)	91	425	(674)	(701)	(1)

From variable life policy transactions
Contract owners' net payments	602	820	134	398	894	1,425	25
Cost of insurance and administrative charges	(226)	(330)	(65)	(138)	(394)	(576)	(12)
Surrenders	(190)	(212)	(53)	(154)	(55)	(320)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(18)	(23)	2	(7)	(55)	(42)	0
Transfers from other portfolios	136	1,554	501	255	2,034	2,162	101

Net increase (decrease) in net assets resulting from variable life policy transactions	304	1,809	519	354	2,424	2,649	114

Net increase (decrease) in net assets	97	1,091	610	779	1,750	1,948	113

Net assets, beginning of year	2,916	3,378	770	1,125	4,387	6,718	39

Net assets, end of year	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$6	$(44)	$(44)	$(13)	$13	$(6)	$(1)
Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) of investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net increase (decrease) in net assets resulting from operations	(20)	(1,233)	(362)	(7)	173	(61)	17

From variable life policy transactions
Contract owners' net payments	94	900	798	379	123	205	51
Cost of insurance and administrative charges	(40)	(393)	(354)	(174)	(71)	(70)	(21)
Surrenders	(2)	(73)	(87)	(45)	(7)	(21)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(15)	(55)	(28)	(36)	(4)	4	1
Transfers from other portfolios	452	2,339	1,609	1,036	552	845	453

Net increase (decrease) in net assets resulting from variable life policy transactions	489	2,718	1,938	1,160	593	963	484

Net increase (decrease) in net assets	469	1,485	1,576	1,153	766	902	501
Net assets, beginning of year	121	3,500	3,774	1,933	606	205	177

Net assets, end of year	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Growth Income	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$(1)	$(36)	$(38)	$(18)	$66	$45	$(7)
Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) of investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net increase (decrease) in net assets resulting from operations	(35)	(884)	(224)	(326)	66	15	(27)

From variable life policy transactions
Contract owners' net payments	27	769	888	382	202	123	206
Cost of insurance and administrative charges	(4)	(319)	(362)	(179)	(67)	(59)	(90)
Surrenders	(2)	(87)	(57)	(57)	0	(23)	(6)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(14)	6	(19)	(13)	0	(4)
Transfers from other portfolios	447	2,206	2,205	1,838	(1,366)	368	1,373

Net increase (decrease) in net assets resulting from variable life policy transactions	468	2,555	2,680	1,965	(1,244)	409	1,479

Net increase (decrease) in net assets	433	1,671	2,456	1,639	(1,178)	424	1,452
Net assets, beginning of year	0	2,184	3,276	1,912	2,396	596	364

Net assets, end of year	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Net investment income (loss)	$5	$0	$0	$(3)	$(1)	$2	$4
Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) of investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net increase (decrease) in net assets resulting from operations	(8)	1	2	(240)	(88)	52	28

From variable life policy transactions
Contract owners' net payments	1	1	0	90	40	31	14
Cost of insurance and administrative charges	(4)	(1)	(2)	(33)	(9)	(7)	(8)
Surrenders	0	0	0	(3)	0	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	(5)	(2)	(1)	(2)
Transfers from other portfolios	179	(2)	31	1,294	701	403	548

Net increase (decrease) in net assets resulting from variable life policy transactions	176	(2)	29	1,343	730	424	552

Net increase (decrease) in net assets	168	(1)	31	1,103	642	476	580
Net assets, beginning of year	64	11	1	0	0	0	0

Net assets, end of year	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
From operations
Net investment income (loss)	$0	$0	$(41)
Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) of investments during the period	5	0	(8,149)

Net increase (decrease) in net assets resulting from operations	5	0	(4,941)

From variable life policy transactions
Contract owners' net payments	0	0	9,622
Cost of insurance and administrative charges	0	0	(4,008)
Surrenders	(2)	0	(1,458)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(330)
Transfers from other portfolios	50	21	24,325

Net increase (decrease) in net assets resulting from variable life policy transactions	48	21	28,151

Net increase (decrease) in net assets	53	21	23,210
Net assets, beginning of year	0	0	40,453

Net assets, end of year	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$(20)	$(11)	$(5)	$(9)	$(25)	$(39)	$0
Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) of investments during the period	98	718	(7)	(7)	608	1,176	7

Net increase (decrease) in net assets resulting from operations	111	744	(9)	(16)	595	1,201	7

From variable life policy transactions
Contract owners' net payments	591	546	67	327	432	837	4
Cost of insurance and administrative charges	(254)	(223)	(46)	(114)	(222)	(396)	(1)
Surrenders	(133)	(74)	(16)	(53)	(127)	(182)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(29)	(37)	(11)	(14)	(30)	(65)	0
Transfers from other portfolios	691	957	473	213	2,217	2,665	25

Net increase (decrease) in net assets resulting from variable life policy transactions	866	1,169	467	359	2,270	2,859	28

Net increase (decrease) in net assets	977	1,913	458	343	2,865	4,060	35
Net assets, beginning of year	1,939	1,465	312	782	1,522	2,658	4

Net assets, end of year	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$2	$(14)	$(17)	$(8)	$2	$0	$(1)
Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) of investments during the period	(2)	1,336	616	99	(9)	43	26

Net increase (decrease) in net assets resulting from operations	9	1,321	617	94	1	46	26

From variable life policy transactions
Contract owners' net payments	37	361	553	144	89	11	5
Cost of insurance and administrative charges	(7)	(167)	(224)	(97)	(41)	(3)	(2)
Surrenders	(13)	(78)	(99)	(44)	(3)	0	(1)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(4)	(11)	(36)	(14)	(8)	0	0
Transfers from other portfolios	70	1,378	1,548	1,358	436	151	149

Net increase (decrease) in net assets resulting from variable life policy transactions	83	1,483	1,742	1,347	473	159	151

Net increase (decrease) in net assets	92	2,804	2,359	1,441	474	205	177
Net assets, beginning of year	29	696	1,415	492	132	0	0

Net assets, end of year	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Net investment income (loss)	$(10)	$(12)	$(7)	$50	$12	$0	$0
Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) of investments during the period	850	736	210	0	0	66	1

Net increase (decrease) in net assets resulting from operations	840	768	207	51	12	66	1

From variable life policy transactions
Contract owners' net payments	279	457	147	78	41	23	3
Cost of insurance and administrative charges	(122)	(176)	(77)	(55)	(36)	(6)	0
Surrenders	(29)	(71)	(4)	(17)	(4)	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(13)	(37)	(8)	0	0	(2)	0
Transfers from other portfolios	631	1,324	1,288	2,036	441	285	60

Net increase (decrease) in net assets resulting from variable life policy transactions	746	1,497	1,346	2,042	442	298	63

Net increase (decrease) in net assets	1,586	2,265	1,553	2,093	454	364	64
Net assets, beginning of year	598	1,011	359	303	142	0	0

Net assets, end of year	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Net investment income (loss)	$0	$0	$(112)
Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) of investments during the period	1	0	6,566

Net increase (decrease) in net assets resulting from operations	1	0	6,693

From variable life policy transactions
Contract owners' net payments	0	1	5,033
Cost of insurance and administrative charges	0	0	(2,269)
Surrenders	0	0	(950)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(319)
Transfers from other portfolios	10	0	18,406

Net increase (decrease) in net assets resulting from variable life policy transactions	10	1	19,901

Net increase (decrease) in net assets	11	1	26,594
Net assets, beginning of year	0	0	13,859

Net assets, end of year	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$3	$10	$(8)	$5	$(2)	$1	$(2)	$0	$1
Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) of investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net increase (decrease) in net assets resulting from operations	3	(93)	171	13	(129)	163	459	0	2

From variable life policy transactions
Contract owners' net payments	196	654	467	75	326	265	585	1	12
Cost of insurance and administrative charges	(7)	(262)	(154)	(25)	(107)	(112)	(209)	0	(2)
Surrenders	(18)	(205)	(59)	(5)	(48)	(22)	(35)	0	0
Death benefits		(2)	(3)	(5)	(2)	(3)	(5)	0	0
Net policy loan repayments (withdrawals)	0	(29)	(10)	(6)	7	2	(20)	0	0
Transfers from other portfolios	78	872	504	153	166	810	1,247	3	17

Net increase (decrease) in net assets resulting from variable life policy transactions	249	1,028	745	187	342	940	1,563	4	27

Net increase (decrease) in net assets	252	935	916	200	213	1,103	2,022	4	29
Net assets, beginning of year	51	1,004	549	112	569	419	636	0	0

Net assets, end of year	$303	$1,939	$1,465	$312	$782	$1,522	$2,658	$4	$29

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$(3)	$(5)	$(1)	$(1)	$(2)	$(2)	$(1)	$0	$(7)
Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) of investments during the period	114	163	35	7	61	113	27	1	757

Net increase (decrease) in net assets resulting from operations	103	163	34	6	63	132	27	1	1,118

From variable life policy transactions
Contract owners' net payments	150	341	58	20	147	231	45	36	3,609
Cost of insurance and administrative charges	(54)	(94)	(15)	(4)	(50)	(70)	(14)	(10)	(1,189)
Surrenders	(8)	(6)	0	0	(7)	(4)	(1)	0	(418)
Death benefits	(2)	(5)	0	0	(1)	(3)	0	0	(31)
Net policy loan repayments (withdrawals)	17	17	0	0	0	(1)	0	0	(23)
Transfers from other portfolios	431	878	408	107	390	651	291	104	7,110

Net increase (decrease) in net assets resulting from variable life policy transactions	534	1,131	451	123	479	804	321	130	9,058

Net increase (decrease) in net assets	637	1,294	485	129	542	936	348	131	10,176
Net assets, beginning of year	59	121	7	3	56	75	11	11	3,683

Net assets, end of year	$696	$1,415	$492	$132	$598	$1,011	$359	$142	$13,859

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2000, 1999 and 1998

(In Thousands)

1.  ORGANIZATION

    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance polices (the Contracts).

    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

    At December 31, 1998, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, and PIC Capital Growth sub-account. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added July 1, 1997 with sales beginning on that date. Protective Life invests contract owners' funds in exchange for shares in the independent funds. Protective Life holds the shares for the contract owners.

    During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added April 1, 1999, with sales beginning on that date. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets for the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

    During the year ended December 31, 2000, the Separate Account added seven additional sub-accounts. These additional sub-accounts are the MFS Growth, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, and Van Kampen Asset Allocation and were added May 1, 2000, with sales beginning on that date. Also the Oppenheimer Growth and Income Fund changed its name to the Oppenheimer Main Street Growth and Income Fund.

    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable life policy transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 4). The Separate Account's assets are the property of Protective Life.

    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2000 and 1999 was $2.1 million and $4.6 million, respectively.

    Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual sub-accounts and between the sub-accounts and the Guaranteed Account.

2.  SIGNIFICANT ACCOUNTING POLICIES

    Investment Valuation: Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    Realized Gains and Losses: Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

    Dividend Income and Capital Gain Distributions: Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the financial statements of Protective Investment Company, an affiliated entity.

    Mortality and Expense Risk: Protective Life deducts a charge from the net assets of the Separate Account to compensate for the mortality risk assumed, in which the annuitant may live for a longer period of time than estimated when the contract guarantees were established, and to protect against the risk that fees charged in administering the contracts may not cover actual future expenses. These charges are deducted from net assets held in the various sub-accounts as part of the operating results of the Separate Account (such charges do not apply to the portion of the net assets that are allocated to the General Account). The charges may vary based on the specific type and terms of the contract.

    Surrender Charges: Protective Life may assess a surrender charge on some products against the net policy assets of a contractowner if the policy is surrendered early. This surrender charge is deducted prior to the payment of any amounts to the contractowner. This surrender charge is made to reimburse Protective Life for some of the expenses incurred with the initial distribution of the policies. Surrender charges are assessed and calculated based on various factors within the policies, and generally decline as the term of the policy increases.

    Policy Loans: Contractowners may obtain loans against the net assets of the policies, subject to certain limitations. These loans generally are available to contractowners after the first anniversary of the initial policy date, are available in amounts in excess of a $500 minimum value, and are limited to maximum amounts as specified in the individual policies. These loans carry standard interest rates, which generally decline over the length of the policy, and terms which require that full repayment be made prior to the distribution of any policy benefits.

    Cost of Insurance Charges: Protective Life may assess an insurance charge to compensate for the expense of underwriting the death benefit portion of each contract. This charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time in-force elapses. The cost of insurance charge made against each policy will not exceed the maximum cost of insurance amounts specified and set forth in the individual contracts.

    Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Federal Income Taxes: The results of the operations of the Separate Account are included in the federal income tax return of Protective Life. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been or is currently being made against the Separate Account for such tax.

    Reclassifications: Certain reclassifications have been made in the previously reported financial statements and the accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net assets.

3.  INVESTMENTS

    At December 31, 2000 and 1999, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	2000
	Shares	Cost	Market Value
PIC Growth and Income	225,568	$3,495	$3,013
PIC International Equity	327,046	5,007	4,463
PIC Global Income	129,744	1,377	1,377
PIC Small Cap Value	166,896	1,667	1,905
PIC CORE US Equity	286,504	6,683	6,140
PIC Capital Growth	380,878	8,201	8,645
Calvert Social Small Cap Growth	11,225	149	152
Calvert Social Balanced	294,462	635	590
MFS Emerging Growth	172,862	4,972	4,985
MFS Research	256,978	5,165	5,345
MFS Growth With Income	146,813	2,968	3,085
MFS Total Return	70,025	1,235	1,372
MFS New Discovery	66,596	1,126	1,105
MFS Utilities	28,839	664	682
MFS Growth	33,301	467	433
Oppenheimer Aggressive Growth	54,423	3,910	3,851
Oppenheimer Capital Appreciation	122,644	5,314	5,719
Oppenheimer Main St. Growth and Income	166,982	3,754	3,550
Oppenheimer Money Fund	1,232,465	1,233	1,234
Oppenheimer Strategic Bond	216,909	1,046	1,017
Oppenheimer Global Securities	59,802	1,853	1,812
Oppenheimer High Income	25,002	245	232
Van Eck Hard Asset	856	9	10
Van Eck Real Estate	3,059	30	32
Van Kampen Emerging Growth	26,606	1,342	1,103
Van Kampen Enterprise	31,638	729	642
Van Kampen Comstock	40,481	429	476
Van Kampen Growth and Income	34,115	583	580
Van Kampen Strategic Stock	4,430	48	53
Van Kampen Asset Allocation	1,996	21	21

	4,619,145	$64,357	$63,624

	1999
	Shares	Cost	Market Value
PIC Growth and Income	199,873	$3,101	$2,916
PIC International Equity	181,309	2,585	3,396
PIC Global Income	75,499	803	791
PIC Small Cap Value	130,298	1,321	1,130
PIC CORE US Equity	162,705	3,634	4,430
PIC Capital Growth	254,862	5,049	6,719
Calvert Social Small Cap Growth	2,937	31	39
Calvert Social Balanced	55,810	123	121
MFS Emerging Growth	92,378	2,055	3,506
MFS Research	161,214	2,983	3,781
MFS Growth With Income	91,675	1,820	1,954
MFS Total Return	34,134	607	606
MFS New Discovery	11,782	161	203
MFS Utilities	7,306	151	177
Oppenheimer Aggressive Growth	26,609	1,279	2,192
Oppenheimer Capital Appreciation	65,531	2,417	3,269
Oppenheimer Growth and Income	78,728	1,702	1,939
Oppenheimer Money Fund	2,384,042	2,384	2,385
Oppenheimer Strategic Bond	124,304	617	618
Oppenheimer Global Securities	10,824	295	362
Oppenheimer High Income	5,986	64	64
Van Eck Hard Asset	1,017	11	11
Van Eck Real Estate	120	1	1

	4,158,943	$33,194	$40,610

    During the year ended December 31, 2000, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	57,286	124,684	61,016	61,667	111,499	128,895	11,403
Shares received from reinvestment of dividends	8,603	45,650	8,754	904	30,706	24,523	425

Total shares acquired	65,889	170,334	69,770	62,571	142,205	153,418	11,828
Shares redeemed	(40,194)	(24,597)	(15,525)	(25,973)	(18,406)	(27,402)	(3,540)

Net increase (decrease) in shares owned	25,695	145,737	54,245	36,598	123,799	126,016	8,288
Shares owned, beginning of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Shares owned, end of period	225,568	327,046	129,744	166,896	286,504	380,878	11,225

Cost of shares acquired	$965	$2,793	$733	$609	$3,523	$3,837	$168

Cost of shares redeemed	$(571)	$(371)	$(159)	$(263)	$(474)	$(685)	$(50)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	243,474	80,013	92,982	77,813	47,140	56,815	25,429
Shares received from reinvestment of dividends	13,346	7,304	13,117	1,480	2,675	491	1,248

Total shares acquired	256,820	87,317	106,099	79,293	49,815	57,306	26,677
Shares redeemed	(18,168)	(6,833)	(10,335)	(24,155)	(13,924)	(2,492)	(5,144)

Net increase (decrease) in shares owned	238,652	80,484	95,764	55,138	35,891	54,814	21,533
Shares owned, beginning of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Shares owned, end of period	294,462	172,862	256,978	146,813	70,025	66,596	28,839

Cost of shares acquired	$551	$3,157	$2,418	$1,658	$874	$1,011	$637

Cost of shares redeemed	$(39)	$(240)	$(236)	$(509)	$(246)	$(46)	$(124)

	MFS Growth	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	33,751	28,662	54,278	98,123	2,709,847	102,645	47,645
Shares received from reinvestment of dividends	0	1,154	5,012	6,087	75,777	11,313	2,737

Total shares acquired	33,751	29,816	59,290	104,210	2,785,624	113,958	50,382
Shares redeemed	(450)	(2,002)	(2,177)	(15,956)	(3,937,201)	(21,353)	(1,404)

Net increase (decrease) in shares owned	33,301	27,814	57,113	88,254	(1,151,577)	92,605	48,978
Shares owned, beginning of period	0	26,609	65,531	78,728	2,384,042	124,304	10,824

Shares owned, end of period	33,301	54,423	122,644	166,982	1,232,465	216,909	59,802

Cost of shares acquired	$474	$2,826	$3,007	$2,434	$2,787	$530	$1,606

Cost of shares redeemed	$(7)	$(195)	$(110)	$(382)	$(3,938)	$(101)	$(48)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	23,954	1,873	4,200	27,607	32,300	40,647	35,733
Shares received from reinvestment of dividends	612	13	2	0	0	536	1,909

Total shares acquired	24,566	1,886	4,202	27,607	32,300	41,183	37,642
Shares redeemed	(5,550)	(2,047)	(1,263)	(1,001)	(662)	(702)	(3,527)

Net increase (decrease) in shares owned	19,016	(161)	2,939	26,606	31,638	40,481	34,115
Shares owned, beginning of period	5,986	1,017	120	0	0	0	0

Shares owned, end of period	25,002	856	3,059	26,606	31,638	40,481	34,115

Cost of shares acquired	$236	$21	$42	$1,392	$745	$437	$641

Cost of shares redeemed	$(55)	$(23)	$(13)	$(50)	$(16)	$(8)	$(58)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation
Shares purchased	4,785	1,997
Shares received from reinvestment of dividends	0	0

Total shares acquired	4,785	1,997
Shares redeemed	(355)	(1)

Net increase (decrease) in shares owned	4,430	1,996
Shares owned, beginning of period	0	0

Shares owned, end of period	4,430	1,996

Cost of shares acquired	$52	$21

Cost of shares redeemed	$(4)	$0

   During the year ended December 31, 1999, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC Inter- national Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	98,819	86,028	63,125	63,864	111,639	138,272	3,805
Shares received from reinvestment of dividends	2,383	2,972	280	24	568	2,946	1

Total shares acquired	101,202	89,000	63,405	63,888	112,207	141,218	3,806
Shares redeemed	(37,920)	(8,517)	(16,857)	(22,422)	(17,308)	(12,282)	(1,191)

Net increase (decrease) in shares owned	63,282	80,483	46,548	41,466	94,899	128,936	2,615
Shares owned, beginning of period	136,591	100,826	28,951	88,832	67,806	125,926	322

Shares owned, end of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Cost of shares acquired	$1,473	$1,356	$668	$560	$2,731	$3,173	$42

Cost of shares redeemed	$(552)	$(130)	$(178)	$(192)	$(425)	$(276)	$(14)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth with Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	47,305	66,347	98,758	77,155	30,678	14,365	12,178
Shares received from reinvestment of dividends	5,331	0	1,167	334	781	186	0

Total shares acquired	52,636	66,347	99,925	77,489	31,459	14,551	12,178
Shares redeemed	(10,413)	(6,503)	(12,956)	(9,504)	(4,663)	(2,769)	(4,872)

Net increase (decrease) in shares owned	42,223	59,844	86,969	67,985	26,796	11,782	7,306
Shares owned, beginning of period	13,587	32,534	74,245	23,690	7,338	0	0

Shares owned, end of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Cost of shares acquired	$117	$1,627	$1,992	$1,573	$565	$194	$254

Cost of shares redeemed	$(23)	$(157)	$(260)	$(194)	$(84)	$(34)	$(103)

	Oppenheimer Aggresive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Shares purchased	15,443	40,681	71,164	2,999,557	114,011	11,509	5,994
Shares received from reinvestment of dividends	0	1,264	331	24	568	2,946	0

Total shares acquired	15,443	41,945	71,495	2,999,581	114,579	14,455	5,994
Shares redeemed	(2,169)	(4,015)	(10,297)	(919,175)	(17,684)	(3,631)	(8)

Net increase (decrease) in shares owned	13,274	37,930	61,198	2,080,406	96,895	10,824	5,986
Shares owned, beginning of period	13,335	27,601	17,530	303,636	27,409	0	0

Shares owned, end of period	26,609	65,531	78,728	2,384,042	124,304	10,824	5,986

Cost of shares acquired	$861	$1,676	$1,599	$3,060	$578	$313	$64

Cost of shares redeemed	$(119)	$(159)	$(229)	$(979)	$(100)	$(17)	$0

	Van Eck Hard Asset	Van Eck Real Estate
Shares purchased	1,019	155
Shares received from reinvestment of dividends	0	0

Total shares acquired	1,019	155
Shares redeemed	(2)	(35)

Net increase (decrease) in shares owned	1,017	120
Shares owned, beginning of period	0	0

Shares owned, end of period	1,017	120

Cost of shares acquired	$11	$1

Cost of shares redeemed	$0	$0

4.  RELATED PARTY TRANSACTIONS

    Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Fund.

    Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $1.1 million and $0.4 million at December 31, 2000 and 1999, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

    In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of Protective Life Insurance Company and Subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 1, 2001

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	2000	1999	1998
REVENUES
Premiums and policy fees	$1,545,969	$1,137,256	$1,027,340
Reinsurance ceded	(822,450)	(538,033)	(459,215)

Net of reinsurance ceded	723,519	599,223	568,125
Net investment income	696,937	623,231	603,795
Realized investment gains (losses)	(14,599)	4,760	2,136
Other income	51,202	27,102	20,201

	1,457,059	1,254,316	1,194,257

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 2000-$538,291; 1999-$344,474; 1998-$330,494)	924,210	771,527	730,496
Amortization of deferred policy acquisition costs	149,574	104,913	111,188
Amortization of goodwill	3,867
Other operating expenses (net of reinsurance ceded: 2000-$223,498; 1999-$150,570; 1998-$166,375)	187,302	176,439	172,228

	1,264,953	1,052,879	1,013,912

INCOME BEFORE INCOME TAX	192,106	201,437	180,345
INCOME TAX EXPENSE
Current	15,491	47,504	48,237
Deferred	52,580	25,675	14,925

	68,071	73,179	63,162

NET INCOME	$124,035	$128,258	$117,183

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share amounts)

	December 31
	2000	1999
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 2000-$7,463,700; 1999-$6,546,798)	$7,390,110	$6,304,554
Equity securities, at market (cost: 2000-$44,450; 1999-$32,092)	41,792	30,696
Mortgage loans on real estate	2,268,224	1,946,690
Investment real estate, net of accumulated depreciation (2000-$1,226; 1999-$1,014)	12,566	15,582
Policy loans	230,527	232,126
Other long-term investments	66,646	39,943
Short-term investments	172,699	81,171

Total investments	10,182,564	8,650,762
Cash	33,517
Accrued investment income	121,996	101,120
Accounts and premiums receivable, net of allowance for uncollectible amounts (2000-$2,195; 1999-$2,540)	72,189	45,852
Reinsurance receivables	1,099,574	859,684
Deferred policy acquisition costs	1,189,380	1,011,524
Goodwill, net	241,831
Property and equipment, net	51,166	49,002
Other assets	120,874	27,712
Receivable from related parties	4,768	13,059
Assets related to separate accounts
Variable Annuity	1,841,439	1,778,618
Variable Universal Life	63,504	40,293
Other	3,746	3,517

	$15,026,548	$12,581,143

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$5,033,397	$4,566,426
Unearned premiums	935,605	507,659

Total policy liabilities and accruals	5,969,002	5,074,085
Stable value investment contract deposits	3,177,863	2,680,009
Annuity deposits	1,916,894	1,639,231
Other policyholders' funds	125,336	116,815
Other liabilities	324,901	293,862
Accrued income taxes	(10,932)	(25,833)
Deferred income taxes	72,065	(32,335)
Note payable	2,315	2,338
Indebtedness to related parties	10,000	14,000
Liabilities related to separate accounts
Variable Annuity	1,841,439	1,778,618
Variable Universal Life	63,504	40,293
Other	3,746	3,517

Total liabilities	13,496,133	11,584,600

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value, shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	632,805	327,992
Note receivable from PLC Employee Stock Ownership Plan	(4,841)	(5,148)
Retained earnings	948,819	814,777
Accumulated other comprehensive income
Net unrealized gains (losses) on investments (net of income tax: 2000-$(27,661); 1999-$(78,658))	(51,370)	(146,080)

Total share-owner's equity	1,530,415	996,543

	$15,026,548	$12,581,143

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Total Share-Owner's Equity
Balance, December 31, 1997	$2	$5,000	$327,992	$(5,378)	$629,436	$61,727	$1,018,779

Net income for 1998					117,183		117,183
Decrease in net unrealized gains on investments (net of income tax-$(2,844))						(5,281)	(5,281)
Reclassification adjustment for amounts included in net income (net of income tax: $(747))						(1,389)	(1,389)

Comprehensive income for 1998							110,513

Common dividends ($12 per share)					(60,000)		(60,000)
Preferred dividends ($50 per share)					(100)		(100)
Decrease in note receivable from PLC ESOP				179			179

Balance, December 31, 1998	2	5,000	327,992	(5,199)	686,519	55,057	1,069,371

Net income for 1999					128,258		128,258
Decrease in net unrealized gains on investments (net of income tax — $(106,638))						(198,043)	(198,043)
Reclassification adjustment for amounts included in net income (net of income tax: $(1,666))						(3,094)	(3,094)

Comprehensive loss for 1999							(72,879)

Decrease in note receivable from PLC ESOP				51			51

Balance, December 31, 1999	2	5,000	327,992	(5,148)	814,777	(146,080)	996,543
Net income for 2000					124,035		124,035
Decrease in net unrealized losses on investments (net of income tax — $45,887)						85,221	85,221
Reclassification adjustment for amounts included in net income (net of income tax — $5,110)						9,489	9,489

Comprehensive income for 2000							218,745

Capital contribution			81,000				81,000
Transfer of subsidiaries from PLC (see Note A)			223,813		10,007		233,820
Decrease in note receivable from PLC ESOP				307			307

Balance, December 31, 2000	$2	$5,000	$632,805	$(4,841)	$948,819	$(51,370)	$1,530,415

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	December 31
	2000	1999	1998
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$124,035	$128,258	$117,183
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses	14,599	(4,760)	(2,136)
Amortization of deferred policy acquisition costs	149,574	104,913	111,188
Amortization of goodwill	3,867
Capitalization of deferred policy acquisition costs	(338,685)	(239,483)	(192,838)
Depreciation expense	9,581	10,513	7,110
Deferred income taxes	55,161	24,234	14,925
Accrued income taxes	13,265	(14,841)	(11,933)
Interest credited to universal life and investment products	766,004	331,746	352,721
Policy fees assessed on universal life and investment products	(197,581)	(165,818)	(139,689)
Change in accrued investment income and other receivables	(160,488)	(119,183)	(159,362)
Change in policy liabilities and other policyholder funds of traditional life and health products	508,454	215,201	322,464
Change in other liabilities	1,809	67,552	(19,771)
Other (net)	(34,626)	(5,526)	(22,634)

Net cash provided by operating activities	914,969	332,806	377,228

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	12,828,276	9,973,742	10,445,407
Other	133,814	243,280	198,559
Sale of investments:
Investment available for sale	810,716	537,343	1,080,265
Other	5,222	267,892	155,906
Cost of investments acquired:
Investments available for sale	(14,384,625)	(10,625,354)	(11,505,098)
Other	(463,909)	(864,100)	(662,350)
Acquisitions and bulk reinsurance assumptions	(141,040)	46,508
Purchase of property and equipment	(5,085)	(18,075)	(13,077)
Sale of property and equipment		151

Net cash used in investing activities	(1,216,631)	(438,613)	(300,388)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	2,197,800	4,351,177	1,975,800
Capital contribution from PLC	81,000
Principal payments on line of credit arrangements and long-term debt	(2,197,823)	(4,351,203)	(1,973,437)
Principal payment on surplus note to PLC	(4,000)	(4,000)	(2,000)
Dividends to share owner			(60,100)
Investment product deposits and change in universal life deposits	1,811,484	1,300,736	981,124
Investment product withdrawals	(1,553,282)	(1,190,903)	(1,037,424)

Net cash provided by (used in) financing activities	335,179	105,807	(116,037)

INCREASE(DECREASE) IN CASH	33,517	0	(39,197)
CASH AT BEGINNING OF YEAR	0	0	39,197

CASH AT END OF YEAR	$33,517	$0	$0

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Interest on debt	$3,310	$5,611	$8,338
Income taxes	$25,638	$56,192	$57,429
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	$307	$51	$179
Acquisitions, related reinsurance transactions and subsidiary transfer
Assets acquired	$759,067	$12,502	$247,894
Liabilities assumed	(384,207)	(12,502)	(380,405)
Equity from subsidiary transfer (see Note A)	(233,820)	0	0

Net	$141,040	$0	$(132,511)

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (Protective) are prepared on the basis of accounting principles generally accepted in the United States of America. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

  Entities Included

    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation (PLC), an insurance holding company.

    On October 1, 2000, PLC transferred its ownership of twenty companies (that market prepaid dental products) to Protective. This transfer was accounted for in a manner similar to that in pooling-of-interests accounting, which resulted in the assets and liabilities of these companies being transferred at amounts equal to PLC's bases (including approximately $200 million of goodwill). In addition, Protective's share-owner's equity was adjusted by an amount equal to the companies' share-owner's equity at October 1, 2000. The results of operations of these companies have been included in the accompanying financial statements since the effective date of the transfer.

  Nature of Operations

    Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, indemnity and prepaid dental products, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.

    The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, and other factors.

  Recently Issued Accounting Standards

    In 1999, Protective adopted Statement of Financial Accounting Standards (SFAS) No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," and Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance Related Assessments" issued by the American Institute of Certified Public Accountants. The adoption of these accounting standards did not have a material effect on PLC's or Protective's financial statements.

    The Financial Accounting Standards Board (FASB) has issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective January 1, 2001, SFAS No. 133 (as amended by SFAS Nos. 137 and 138) requires Protective to record derivative financial instruments, including certain derivative instruments embedded in other contracts, on its balance sheet and to carry such derivatives at fair value. Derivatives that are not designated to be part of a qualifying hedging relationship must be adjusted to fair value each period through net income. If the derivative is a hedge, its change in fair value is either offset against the change in fair value of the hedged item through net income or recorded in share-owners' equity until the hedged item is recognized in net income. The fair value of derivatives increases or decreases as interest rates and general economic conditions change. The adoption of SFAS No. 133 on January 1, 2001, will result in a cumulative after-tax charge to net income of approximately $8.3 million and a cumulative after-tax increase to other comprehensive income of approximately $4.0 million in the first quarter of fiscal 2001. The adoption will also impact assets and liabilities recorded on the balance sheet. Prospectively, the adoption may introduce volatility into Protective's reported net income and other comprehensive income depending on future market conditions and Protective's hedging activities.

    In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125." SFAS No. 140 revises the standards of accounting for securitizations and other transfers of financial assets. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001.

  Investments

    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

    Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds, and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

    Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.6 million in bank deposits voluntarily restricted as to withdrawal.

    As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

    Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	2000	1999
Total investments	$10,258,809	$8,894,426
Deferred policy acquisition costs	1,192,696	992,518
All other assets	3,654,604	2,918,857

	$15,106,109	$12,805,801

Deferred income taxes	$100,256	$46,243
All other liabilities	13,424,068	11,616,935

	13,524,324	11,663,178
Share-owner's equity	1,581,785	1,142,623

	$15,106,109	$12,805,801

    Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

  Derivative Financial Instruments

    Combinations of interest rate swap contracts, options, and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments, mortgage loans, and mortgage-backed securities, and liabilities arising from interest-sensitive products. Realized gains and losses on certain contracts are deferred and amortized over the life of the hedged asset or liability, and such amortization is recorded in investment income or interest expense. Any unamortized gain or loss is recorded as a realized investment gain or loss upon the early termination of a hedged asset or liability, or when the anticipated transaction is no longer likely to occur. No realized gains or losses were deferred in 2000 and 1999.

    Protective accounts for certain interest rate swaps designated as hedges of available-for-sale securities on a mark-to-market basis. The accrual of interest payable or receivable on these interest rate swaps is reported in investment income. Changes in the market values of these interest rate swaps, exclusive of net interest accruals, are reported in other comprehensive income on a net-of-tax basis.

    Protective uses interest rate swap contracts, swaptions (options to enter into interest rate swap contracts), caps and floors to convert certain investments from a variable to a fixed rate of interest and from a fixed rate to a variable rate of interest. Swap contracts are also used to alter the effective durations of assets and liabilities. Amounts paid or received related to the initiation of certain interest rate swap contracts, swaptions, caps, and floors are deferred and amortized over the life of the related financial instrument, and subsequent periodic settlements are recorded in investment income or interest expense. Gains or losses on contracts terminated upon the early termination of the related financial instrument are recorded as realized investment gains or losses. Amounts paid and received related to the initiation of interest rate swap contracts, swaptions, caps and floors were $1.3 million and $1.1 million, respectively, in 2000. Amounts paid were $1.4 million and $1.0 million in 1999 and 1998, respectively. No amounts were received in 1999 and 1998.

    Protective utilizes foreign currency swaps as hedges of the foreign currency exchange risk associated with its obligations under certain stable value contracts denominated in foreign currencies. Gains and losses are recognized on the currency swaps to the extent of changes in spot exchange rates since inception of the contracts.

    At December 31, 2000, contracts with a notional amount of $2,424.3 million were in a $13.0 million net unrealized loss position. At December 31, 1999, contracts with a notional amount of $1,328.9 million were in a $2.1 million net unrealized gain position. Protective recognized realized investment gains related to derivative financial instruments of $4.5 million and $3.8 million in 2000 and 1999, respectively.

    Protective's derivative financial instruments are with highly rated counterparties.

  Cash

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

  Property and Equipment

    Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

    Property and equipment consisted of the following at December 31:

	2000	1999
Home office building	$41,184	$40,524
Other, principally furniture and equipment	66,484	54,412

	107,668	94,936
Accumulated depreciation	56,502	45,934

	$51,166	$49,002

  Separate Accounts

    The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

  Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

    Activity in the liability for unpaid claims is summarized as follows:

	2000	1999	1998
Balance beginning of year	$120,575	$90,332	$106,121
Less reinsurance	47,661	20,019	18,673

Net balance beginning of year	72,914	70,313	87,448

Incurred related to:
Current year	311,633	311,002	288,015
Prior year	(4,489)	(5,574)	(10,198)

Total incurred	307,144	305,428	277,817

Paid related to:
Current year	241,566	264,298	236,001
Prior year	60,972	40,197	58,951

Total paid	302,538	304,495	294,952

Other changes:
Acquisitions and reserve transfers	6,623	1,668	0

Net balance end of year	84,143	72,914	70,313
Plus reinsurance	25,830	47,661	20,019

Balance end of year	$109,973	$120,575	$90,332

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.6% to 9.4% in 2000.

    Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

  Deferred Policy Acquisition Costs

    Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments,"' Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

    The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $343.6 million and $340.6 million at December 31, 2000 and 1999, respectively. During 2000 $47.3 million of present value of future profits was capitalized (relating to acquisitions made during the year) and $44.3 million was amortized. During 1999 $13.3 million of present value of future profits was capitalized, and $43.0 million was amortized.

  Goodwill

    Goodwill is being amortized straight-line over periods ranging from 20 to 40 years. Goodwill at December 31, 2000, is as follows:

Goodwill	$260,773
Accumulated amortization	18,942

$241,831

    Protective periodically evaluates the recoverability of its goodwill by comparing expected future cash flows to the amount of unamortized goodwill. If this evaluation were to indicate the unamortized goodwill is impaired, the goodwill would be reduced to an amount representing the present value of applicable estimated future cash flows.

  Income Taxes

    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

  Reclassifications

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owner's equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with accounting principals generally accepted in the United States of America differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are provided for temporary differences between financial and taxable earnings; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owner's equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost.

    The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	2000	1999	1998	2000	1999	1998
In conformity with statutory reporting practices:-(1)	$66,694	$75,114	$147,077	$628,274	$567,634	$531,956
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	157,617	120,644	68,155	1,189,380	1,011,524	841,425
Deferred income tax	(52,580)	(25,675)	(14,925)	(72,065)	32,335	(51,735)
Asset Valuation Reserve				103,853	41,104	66,922
Interest Maintenance Reserve	(3,540)	(226)	(1,355)	9,715	19,328	15,507
Nonadmitted items				97,447	51,350	42,835
Other timing and valuation adjustments	(43,757)	72,527	(76,214)	(204,985)	(467,130)	(282,480)
Noninsurance affiliates	21,276	20,698	18,171
Consolidation elimination	(21,675)	(134,824)	(23,726)	(221,204)	(259,602)	(95,059)

In conformity with generally accepted accounting principles	$124,035	$128,258	$117,183	$1,530,415	$996,543	$1,069,371

(1)	Consolidated

    As of December 31, 2000, Protective and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $83.6 million.

    The National Association of Insurance Commissioners has adopted the Codification of Statutory Accounting Principles (Codification). Codification changes current statutory accounting rules in several areas and is effective January 1, 2001. Although Protective has not estimated the potential effect, it does not believe Codification will have a material effect on the financial position, results of operations, or liquidity of Protective.

NOTE C — INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

	2000	1999	1998
Fixed maturities	$531,887	$466,957	$463,416
Equity securities	2,532	775	905
Mortgage loans	177,917	172,027	158,461
Investment real estate	2,027	1,949	1,224
Policy loans	14,977	15,994	12,346
Other, principally short-term investments	15,491	20,244	16,536

	744,831	677,946	652,888
Investment expenses	47,894	54,715	49,093

	$696,937	$623,231	$603,795

    Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2000	1999	1998
Fixed maturities	$(14,896)	$13,049	$4,374
Equity securities	1,685	(3,371)	(4,465)
Mortgage loans and other investments	(1,388)	(4,918)	2,227

	$(14,599)	$4,760	$2,136

    Protective recognizes permanent impairments through changes to an allowance for uncollectible amounts on investments. The allowance totaled $21.8 million at December 31, 2000 and $21.1 million at December 31, 1999. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/reductions, Protective had net realized investment losses of $13.9 million in 2000, net realized investment gains of $1.7 million in 1999, and net realized investment gains of $3.2 million in 1998.

    In 2000, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $21.2 million and gross losses were $34.4 million. In 1999, gross gains were $48.8 million and gross losses were $33.6 million. In 1998, gross gains were $32.3 million and gross losses were $32.5 million.

    The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

2000	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$2,915,813	$49,372	$33,173	$2,932,012
United States Government and authorities	95,567	2,662	0	98,229
States, municipalities, and political subdivision	88,222	3,408	0	91,630
Public utilities	631,698	7,803	5,591	633,910
Convertibles and bonds with warrants	69,013	11,277	12,145	68,145
All other corporate bonds	3,662,586	49,536	146,732	3,565,390
Redeemable preferred stocks	801	0	7	794

	7,463,700	124,058	197,648	7,390,110
Equity securities	44,450	2,761	5,419	41,792
Short-term investments	172,699	0	0	172,699

	$7,680,849	$126,819	$203,067	$7,604,601

1999	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$2,619,918	$18,491	$101,150	$2,537,259
United States Government and authorities	154,954	138	1,257	153,835
States, municipalities, and political subdivisions	27,254	7	295	26,966
Public utilities	537,834	301	14,690	523,445
Convertibles and bonds with warrants	693	0	155	538
All other corporate bonds	3,204,963	5,938	149,591	3,061,310
Redeemable preferred stocks	1,182	19	0	1,201

	6,546,798	24,894	267,138	6,304,554
Equity securities	32,092	644	2,040	30,696
Short-term investments	81,171	0	0	81,171

	$6,660,061	$25,538	$269,178	$6,416,421

    The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

2000	Amortized Cost	Estimated Market Values
Due in one year or less	$508,619	$505,081
Due after one year through five years	3,946,183	3,930,126
Due after five years through ten years	2,125,817	2,108,270
Due after ten years	883,081	846,633

	$7,463,700	$7,390,110

1999	Amortized Cost	Estimated Market Values
Due in one year or less	$322,576	$322,074
Due after one year through five years	2,926,510	2,877,029
Due after five years through ten years	2,161,638	2,058,897
Due after ten years	1,136,074	1,046,554

	$6,546,798	$6,304,554

    At December 31, 2000 and 1999, Protective had bonds which were rated less than investment grade of $226.5 million and $243.6 million, respectively, having an amortized cost of $306.0 million and $293.1 million, respectively. At December 31, 2000, approximately $70.1 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $1,160.5 million of bonds are not publicly traded.

    The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	2000	1999	1998
Fixed maturities	$109,625	$(217,901)	$(21,705)
Equity securities	(820)	973	4,605

    At December 31, 2000, all of Protective's mortgage loans were commercial loans of which 76% were retail, 11% were apartments, 6% were office buildings, and 5% were warehouses, and 2% other. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 75% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Georgia, Florida, Alabama, South Carolina, Virginia, North Carolina, Mississippi, Washington, Ohio, and Kentucky.

    Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $121.3 million would become due in 2001, $595.5 million in 2002 to 2005, and $282.6 million in 2006 to 2010, and $21.4 million thereafter.

    At December 31, 2000, the average mortgage loan was approximately $2.3 million, and the weighted average interest rate was 7.8%. The largest single mortgage loan was $19.0 million.

    At December 31, 2000 and 1999, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $20.6 million and $22.9 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

    Certain investments with a carrying value of $4.7 million were non-income producing for the twelve months ended December 31, 2000.

    Policy loan interest rates generally range from 4.0% to 8.0%.

NOTE D — FEDERAL INCOME TAXES

    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

	2000	1999	1998
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(0.6)	(0.1)	(0.1)
Low-income housing credit	(0.4)	(0.5)	(0.5)
Other	0.2	0.3	0.1
State income taxes	1.2	1.6	0.5

Effective income tax rate	35.4%	36.3%	35.0%

    The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

    Details of the deferred income tax provision for the years ended December 31 are as follows:

	2000	1999	1998
Deferred policy acquisition costs	$44,815	$46,175	$60,746
Benefits and other policy liability changes	10,969	(27,158)	(41,268)
Temporary differences of investment income	(3,333)	6,655	(3,491)
Other items	129	3	(1,062)

	$52,580	$25,675	$14,925

    The components of Protective's net deferred income tax liability as of December 31 were as follows:

	2000	1999
Deferred income tax assets:
Policy and policyholder liability reserves	$205,815	$217,642
Other	1,959	2,088

	207,774	219,730

Deferred income tax liabilities:
Deferred policy acquisition costs	302,631	257,816
Unrealized losses on investments	(22,792)	(70,421)

	279,839	187,395

Net deferred income tax liability	$72,065	$(32,335)

    Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 2000 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $882 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

    Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

    Under revolving line of credit arrangements with several banks, PLC can borrow up to $125 million on an unsecured basis. These lines of credit arrangements contain, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital. At December 31, 2000, PLC had no borrowings outstanding under these credit arrangements.

    Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 2000 and 1999. Also, Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

    Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 2000, the balance of the surplus debenture was $10.0 million. The debenture matures in 2003 and has an interest rate of 8.5%.

    Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

    Interest expense on debt totaled $3.8 million, $5.1 million, and $8.3 million in 2000, 1999, and 1998, respectively.

NOTE F — RECENT ACQUISITIONS

    In October 1998 Protective coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna. In September 1999, Protective recaptured a block of credit life and disability policies which it had previously ceded.

    In January 2000, Protective acquired the Lyndon Insurance Group (Lyndon). The assets acquired included $47.3 million of present value of future profits and $41.4 million of goodwill.

    These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

    Summarized below are the consolidated results of operations for 1999, on an unaudited pro forma basis, as if the Lyndon acquisition had occurred as of January 1, 1999. The pro forma information is based on Protective's consolidated results of operations for 1999, and on data provided by Lyndon, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

1999
(unaudited)
Total revenues	$1,353,850
Net income	$136,923

    On January 19, 2001, Protective coinsured a block of individual life insurance policies with approximately $80 million of annual premium and $725 million of policy liabilities.

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

    Protective leases administrative and marketing office space in approximately 46 cities including Birmingham, with most leases being for periods of three to five years. The aggregate annual rent is approximately $7.8 million.

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

    A number of civil jury verdicts have been returned against insurers and other providers of financial services involving the sales practices, alleged agent misconduct, failure to properly supervise representatives, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive damages. In some states, including Alabama, (where Protective maintains its headquarters), juries have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments in any given lawsuit. In addition, in some class action and other lawsuits, companies have made material settlement payments. Protective and its subsidiaries, like other financial service companies, in the ordinary course of business, are involved in such litigation or, alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

    At December 31, 2000, approximately $1,122.9 million of consolidated share-owner's equity, excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC. In addition, Protective and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2001 is estimated to be $83.6 million.

NOTE I — PREFERRED STOCK

    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company (PL&A). Prior to November 1998, the stock paid, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1 million. PL&A paid no preferred dividends during 2000 or 1999. Dividends of $0.1 million were paid to PLC in 1998. Effective November 3, 1998, PL&A's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed.

NOTE J — RELATED PARTY MATTERS

    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan (ESOP). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $4.8 million at December 31, 2000, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

    Protective leases furnished office space and computers to affiliates. Lease revenues were $4.0 million in 2000, $3.7 million in 1999, and $3.0 million in 1998. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $76.7 million, $69.2 million, and $56.2 million in 2000, 1999, and 1998, respectively. Commissions paid to affiliated marketing organizations of $12.0 million, $11.4 million, and $8.4 million in 2000, 1999, and 1998, respectively, were included in deferred policy acquisition costs.

    Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $50.9 million, $70.3 million and $28.6 million in 2000, 1999, and 1998, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $28.2 million, $16.7 million and $7.3 million in 2000, 1999, and 1998, respectively.

    For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

    Protective operates seven divisions each having a strategic focus which can be grouped into three general categories: life insurance, specialty insurance products, and retirement savings and investment products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

    The Individual Life Division markets level premium term and term-like insurance, universal life, and variable universal life products on a national basis primarily through networks of independent insurance agents.

    The West Coast Division sells universal life and level premium term-like insurance products in the life insurance brokerage market and in the "bank owned life insurance" market.

    The Acquisitions Division focuses on acquiring, converting, and servicing policies acquired from other companies. The Division's primary focus is on life insurance policies sold to individuals.

Specialty Insurance Products

    The Dental Benefits Division's primary focus is on indemnity and prepaid dental products.

    The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also offers automobile and recreational marine extended service contracts.

Retirement Savings and Investment Products

    The Stable Value Products Division markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The Division also markets fixed and floating rate funding agreements (to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds) and long-term annuity contracts.

    The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

Corporate and Other

    Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on unallocated capital and interest on substantially all debt). This segment also includes earnings from several lines of business which Protective is not actively marketing (mostly health insurance).

    Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

    Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

    There are no significant intersegment transactions.

    The following table sets forth total operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses), the reclassification and tax effecting of pretax minority interest, and the recognition of income tax expense. There are no asset adjustments.

    In the first quarter of 2000, certain health insurance lines were transferred from the Dental Benefits Division to the Corporate and Other segment in order to reflect management's current focus. Prior period segment results have been restated to reflect the change.

	Life Insurance
Operating Segment Income	Individual Life	West Coast	Acquisitions
2000
Premiums and policy fees	$340,238	$147,482	$134,099
Reinsurance ceded	(266,412)	(121,495)	(31,102)

Net of reinsurance ceded	73,826	25,987	102,997
Net investment income	60,629	91,688	116,940
Realized investment gains (losses)
Other income	(1,379)		(4)

Total revenues	133,076	117,675	219,933

Benefits and settlement expenses	70,365	79,065	125,151
Amortization of deferred policy acquisition costs and goodwill	33,767	15,003	17,081
Other operating expenses	(10,495)	(12,760)	24,077

Total benefits and expenses	93,637	81,308	166,309

Income before income tax	39,439	36,367	53,624
Income tax expense

Net income

1999
Premiums and policy fees	$274,598	$87,226	$148,620
Reinsurance ceded	(182,092)	(64,019)	(33,754)

Net of reinsurance ceded	92,506	23,207	114,866
Net investment income	59,916	78,128	129,806
Realized investment gains (losses)
Other income	(2,250)	1,302	(9)

Total revenues	150,172	102,637	244,663

Benefits and settlement expenses	74,455	73,176	129,581
Amortization of deferred policy acquisition costs	23,434	6,047	19,444
Other operating expenses	20,850	(2,649)	31,178

Total benefits and expenses	118,739	76,574	180,203

Income before income tax	31,433	26,063	64,460
Income tax expense

Net income

1998
Premiums and policy fees	$228,701	$75,757	$125,329
Reinsurance ceded	(102,533)	(53,377)	(28,594)

Net of reinsurance ceded	126,168	22,380	96,735
Net investment income	55,779	63,492	112,154
Realized investment gains (losses)
Other income	70	6	1,713

Total revenues	182,017	85,878	210,602

Benefits and settlement expenses	106,308	54,617	112,051
Amortization of deferred policy acquisition costs	30,543	4,924	18,894
Other operating expenses	14,983	5,354	26,717

Total benefits and expenses	151,834	64,895	157,662

Income before income tax	30,183	20,983	52,940
Income tax expense

Net income

Operating Segment Assets
2000
Investments and other assets	$1,237,867	$1,576,577	$1,604,854
Deferred policy acquisition costs and goodwill	354,320	276,518	223,430

Total assets	$1,592,187	$1,853,095	$1,828,284

1999
Investments and other assets	$1,205,968	$1,343,517	$1,553,954
Deferred policy acquisition costs	379,117	200,605	235,903

Total assets	$1,585,085	$1,544,122	$1,789,857

1998
Investments and other assets	$1,076,202	$1,149,642	$1,600,123
Deferred policy acquisition costs	301,941	144,455	255,347

Total assets	$1,378,143	$1,294,097	$1,855,470

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

	Specialty Insurance Products		Retirement Savings and Investment Products
Operating Segment Income	Dental Benefits	Financial Institutions	Stable Value Products	Investment Products	Corporate and Other	Adjustments(1)	Total Consolidated
2000
Premiums and policy fees	$294,564	$479,397		$30,127	$120,062		$1,545,969
Reinsurance ceded	(78,951)	(258,931)			(65,559)		(822,450)

Net of reinsurance ceded	215,613	220,466		30,127	54,503		723,519
Net investment income	8,913	46,464	$243,133	132,204	(3,034)		696,937
Realized investment gains (losses)			(6,556)	410		$(8,453)	(14,599)
Other income	15,279	28,352		2,809	6,145		51,202

Total revenues	239,805	295,282	236,577	165,550	57,614		1,457,059

Benefits and settlement expenses	151,202	135,494	207,143	109,607	46,183		924,210
Amortization of deferred policy acquisition costs and goodwill	7,739	52,646	900	24,156	2,149		153,441
Other operating expenses	58,805	72,316	3,882	18,203	33,274		187,302

Total benefits and expenses	217,746	260,456	211,925	151,966	81,606		1,264,953

Income before income tax	22,059	34,826	24,652	13,584	(23,992)		192,106
Income tax expense						68,071	68,071

Net income							$124,035

1999
Premiums and policy fees	$217,661	$284,891		$24,248	$100,012		$1,137,256
Reinsurance ceded	(52,252)	(176,928)			(28,988)		(538,033)

Net of reinsurance ceded	165,409	107,963		24,248	71,024		599,223
Net investment income	11,141	24,121	$210,208	106,599	3,312		623,231
Realized investment gains (losses)			(549)	1,446		$3,863	4,760
Other income	7,628	15,831		2,146	2,454		27,102

Total revenues	184,178	147,915	209,659	134,439	76,790		1,254,316

Benefits and settlement expenses	119,950	55,899	175,290	88,642	54,534		771,527
Amortization of deferred policy acquisition costs	8,219	24,718	744	19,820	2,487		104,913
Other operating expenses	37,674	44,728	4,709	14,617	25,332		176,439

Total benefits and expenses	165,843	125,345	180,743	123,079	82,353		1,052,879

Income before income tax	18,335	22,570	28,916	11,360	(5,563)		201,437
Income tax expense						73,179	73,179

Net income							$128,258

1998
Premiums and policy fees	$218,773	$301,230		$18,809	$58,741		$1,027,340
Reinsurance ceded	(85,753)	(188,958)					(459,215)

Net of reinsurance ceded	133,020	112,272		18,809	58,741		568,125
Net investment income	11,166	25,068	$213,136	105,827	17,173		603,795
Realized investment gains (losses)			1,609	1,318		$(791)	2,136
Other income	4,848	10,302		1,799	1,463		20,201

Total revenues	149,034	147,642	214,745	127,753	77,377		1,194,257

Benefits and settlement expenses	101,586	52,629	178,745	85,045	39,515		730,496
Amortization of deferred policy acquisition costs	6,859	28,526	735	17,213	3,494		111,188
Other operating expenses	31,142	48,837	2,876	14,428	27,891		172,228

Total benefits and expenses	139,587	129,992	182,356	116,686	70,900		1,013,912

Income before income tax	9,447	17,650	32,389	11,067	6,477		180,345
Income tax expense						63,162	63,162

Net income							$117,183

Operating Segment Assets
2000
Investments and other assets	$192,906	$1,369,915	$3,340,099	$3,844,168	$428,951		$13,595,337
Deferred policy acquisition costs and goodwill	214,770	150,984	2,144	127,334	81,711		1,431,211

Total assets	$407,676	$1,520,899	$3,342,243	$3,971,502	$510,662		$15,026,548

1999
Investments and other assets	$197,673	$727,857	$2,766,178	$3,355,863	$418,609		$11,569,619
Deferred policy acquisition costs	25,819	51,339	1,156	117,577	8		1,011,524

Total assets	$223,492	$779,196	$2,767,334	$3,473,440	$418,617		$12,581,143

1998
Investments and other assets	$197,337	$645,909	$2,869,304	$2,542,536	$700,417		$10,781,470
Deferred policy acquisition costs	23,836	39,212	1,448	75,177	9		841,425

Total assets	$221,173	$685,121	$2,870,752	$2,617,713	$700,426		$11,622,895

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

NOTE L — EMPLOYEE BENEFIT PLANS

    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 86% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

    The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	2000	1999
Projected benefit obligation, beginning of the year	$36,530	$36,547
Service cost - benefits earned during the year	3,338	3,270
Interest cost - on projected benefit obligation	3,195	2,779
Actuarial gain (loss)	1,968	(5,729)
Plan amendment	833	32
Benefits paid	(326)	(369)

Projected benefit obligation, end of the year	45,538	36,530

Fair value of plan assets beginning of the year	34,420	25,147
Actual return on plan assets	(148)	2,594
Employer contribution	6,876	7,048
Benefits paid	(326)	(369)

Fair value of plan assets end of the year	40,822	34,420

Plan assets less than the projected benefit obligation	(4,716)	(2,110)
Unrecognized net actuarial loss from past experience different from that assumed	7,766	2,601
Unrecognized prior service cost	1,226	569
Unrecognized net transition asset		(17)

Net pension liability recognized in balance sheet	$4,276	$1,043

    Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	2000	1999	1998
Service cost	$3,338	$3,270	$2,585
Interest cost	3,195	2,779	2,203
Expected return on plan assets	(3,049)	(2,348)	(1,950)
Amortization of prior service cost	176	115	112
Amortization of transition asset	(17)	(17)	(17)
Recognized net actuarial loss		494	305

Net pension cost	$3,643	$4,293	$3,238

    Protective's share of the net pension cost was approximately $4.1 million, $3.6 million, and $2.6 million, in 2000, 1999, and 1998, respectively.

    Assumptions used to determine the benefit obligations as of December 31 were as follows:

	2000	1999	1998
Weighted average discount rate	7.50%	8.00%	6.75%
Rates of increase in compensation level	5.25%	5.75%	4.75%
Expected long-term rate of return on assets	8.50%	8.50%	8.50%

    At December 31, 2000, approximately $20.9 million of the assets of the pension plan were in a group annuity contract with Protective and therefore are included in the general assets of Protective. Approximately $19.9 million of the assets of the pension plan are invested in a collective trust managed by Northern Trust Corporation.

    Prior to July 1, 1999, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to such retirees. Beginning July 1, 1999, retiree obligations are being fulfilled from pension plan assets.

    PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 2000 and 1999, the projected benefit obligation of this plan totaled $14.3 million and $13.1 million, respectively, of which $10.1 million and $8.3 million, respectively, have been recognized in PLC's financial statements.

    Net pension cost of the excess benefits plan includes the following components for the years ended December 31:

	2000	1999	1998
Service cost	$736	$695	$611
Interest cost	1,067	887	722
Amortization of prior service cost	19	113	112
Amortization of transition asset	37	37	37
Recognized net actuarial loss	194	265	173

Net pension cost	$2,053	$1,997	$1,655

    In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 2000 and 1999, the liability for such benefits was approximately $1.2 million. The expense recorded by PLC was $0.1 million in 2000, 1999 and 1998. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

    Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement from $10,000 up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

    PLC sponsors a defined contribution retirement plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan (ESOP) to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 2000, PLC had committed up to 143,229 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 2000, 1999, and 1998.

    PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

NOTE M — STOCK BASED COMPENSATION

    Certain Protective employees participate in PLC's stock-based incentive plans and receive stock appreciation rights (SARs) from PLC.

    Since 1973, PLC has had stock-based incentive plans to motivate management to focus on PLC's long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 1998, up to 5,000,000 shares may be issued in payment of awards.

    The criteria for payment of performance awards is based upon a comparison of PLC's average return on average equity and total rate of return over a four year award period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned.

    In 1998 and 1999, 71,340 and 99,380 performance shares were awarded, respectively, having an estimated fair value on the grant date of $2.3 million and $3.4 million, respectively. In 2000, 3,330 performance shares and 513,618 stock appreciation rights (SARs) were awarded, having a combined estimated fair value on the grant date of $3.7 million. The SARs, if earned, expire after ten years.

    A performance share is equivalent in value to one share of PLC Common Stock. With respect to SARs, PLC will pay an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. Awards are paid in shares of PLC Common Stock. At December 31, 2000, outstanding awards measured at maximum payouts were 398,878 performance shares and 793,236 SARs.

    During 1996 and 2000, SARs were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's Common Stock. The SARs are exercisable after five years (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. In 2000, 217,500 SARs were awarded, having an estimated fair value on the grant date of $1.5 million. The number of SARs granted in 1996 and 2000 outstanding at December 31, 2000, was 660,000 and 215,000, respectively.

    The 1996 SARs have a base price of $17.4375. The 2000 SARs have a base price of $22.31. The fair value of the 2000 SARs was estimated using a Black-Sholes option pricing model. Assumptions used in the model were as follows: expected volatility of 23.65% (approximately equal to that of the S&P Life Insurance Index), a risk-free interest rate of 6.5%, a dividend rate of 2.15%, and an expected exercise date of March 7, 2007.

    The expense recorded by PLC for its stock-based compensation plans was $4.1 million, $4.0 million, and $3.3 million in 2000, 1999, and 1998, respectively.

NOTE N — REINSURANCE

    Protective reinsures certain of its risks with, and assumes risks from other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, Protective generally pays specific premiums to the reinsurer and receives specific amounts from the reinsurer as reimbursement for certain expenses. Coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance and credit insurance sales are being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

    Protective has reinsured approximately $126.0 billion, $93.5 billion, and $64.8 billion in face amount of life insurance risks with other insurers representing $496.4 million, $364.7 million, and $294.4 million of premium income for 2000, 1999, and 1998, respectively. Protective has also reinsured accident and health risks representing $262.2 million, $172.8 million, and $164.8 million of premium income for 2000, 1999, and 1998, respectively. In 2000 and 1999, policy and claim reserves relating to insurance ceded of $988.4 million and $739.3 million respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 2000 and 1999, Protective had paid $33.5 million and $46.8 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2000, Protective had receivables of $78.2 million related to insurance assumed.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	2000		1999
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$7,390,110	$7,390,110	$6,304,554	$6,304,554
Equity securities	41,792	41,792	30,696	30,696
Mortgage loans on real estate	2,268,224	2,385,174	1,946,690	1,909,026
Short-term investments	172,699	172,699	81,171	81,171
Liabilities (see Notes A and E):
Stable value account balances	3,177,863	3,250,991	2,680,009	2,649,616
Annuity account balances	1,916,894	1,893,749	1,639,231	1,598,993
Notes payable	2,315	2,315	2,338	2,338
Other (see Note A):
Derivative Financial Instruments	(6,079)	(13,011)	5,273	3,564

    Except as noted below, fair values were estimated using quoted market prices. Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date. Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest. Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively. Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

    Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Stable Value and Annuity Deposits Policyholders' Funds	Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended
December 31, 2000:
Life Insurance
Individual Life	$354,320	$1,222,673	$315	$14,878	$73,826	$60,629	$70,365	$33,767	$(10,495)
West Coast	276,518	1,499,173	0	86,227	25,987	91,688	79,065	15,003	(12,760)
Acquisitions	223,430	1,364,830	484	238,465	102,997	116,940	125,151	17,081	24,077
Specialty Insurance Products
Dental Benefits	11,788	95,665	2,602	63,351	215,613	8,913	151,202	6,386	60,158
Financial Institutions	112,135	294,458	929,943	3,945	220,466	46,464	135,494	50,132	74,830
Retirement Savings and Investment Products
Stable Value Products	2,144	162,236	0	3,177,863	0	243,133	207,143	900	3,882
Investment Products	127,334	306,021	0	1,633,203	30,127	132,204	109,607	24,156	18,203
Corporate and Other	81,711	88,341	2,261	2,161	54,503	(3,034)	46,183	2,149	33,274

TOTAL	$1,189,380	$5,033,397	$935,605	$5,220,093	$723,519	$696,937	$924,210	$149,574	$191,169

Year Ended
December 31, 1999:
Life Insurance
Individual Life	$379,117	$1,210,188	$338	$17,159	$92,506	$59,916	$74,455	$23,434	$20,851
West Coast	200,605	1,279,554	0	74,831	23,208	78,126	73,176	6,047	(2,649)
Acquisitions	235,903	1,374,445	558	260,267	114,866	129,806	129,581	19,444	31,178
Specialty Insurance Products
Dental Benefits	25,819	126,592	2,994	74,204	165,409	11,141	119,950	5,534	40,359
Financial Institutions	51,339	150,888	503,735	9,044	107,962	24,122	55,899	24,718	44,728
Retirement Savings and Investment Products
Stable Value Products	1,156	167,415	0	2,680,009	0	210,209	175,290	744	4,708
Investment Products	117,577	254,492	0	1,320,453	24,248	106,599	88,642	19,820	14,617
Corporate and Other	8	2,852	34	88	71,024	3,312	54,534	5,172	22,647

TOTAL	$1,011,524	$4,566,426	$507,659	$4,436,055	$599,223	$623,231	$771,527	$104,913	$176,439

Year Ended
December 31, 1998:
Life Insurance
Individual Life	$301,941	$1,054,253	$355	$10,802	$126,168	$55,779	$106,308	$30,543	$14,983
West Coast	144,455	1,006,280	0	77,254	22,380	63,492	54,617	4,924	5,354
Acquisitions	255,347	1,383,759	553	233,846	96,735	112,154	112,051	18,894	26,717
Specialty Insurance Products
Dental Benefits	23,836	111,916	3,341	78,224	133,020	11,166	101,586	4,171	33,830
Financial Institutions	39,212	215,451	385,006	105,434	112,272	25,068	52,629	28,526	48,837
Retirement Savings and Investment Products
Stable Value Contracts	1,448	172,674	0	2,691,697	0	213,136	178,745	735	2,876
Investment Products	75,177	194,726	0	1,233,528	18,809	105,827	85,045	17,213	14,428
Corporate and Other	9	944	39	88	58,741	17,173	39,515	6,182	25,203

TOTAL	$841,425	$4,140,003	$389,294	$4,430,873	$568,125	$603,795	$730,496	$111,188	$172,228

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

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SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2000:
Life insurance in force	$153,371,754	$128,374,583	$17,050,342	$42,047,513	40.6%

Premiums and policy fees:
Life insurance	$691,153	$496,715	$112,669	$307,107	36.7%
Accident and health insurance	545,240	261,940	24,393	307,693	7.9%
Property and liability insurance	159,346	63,795	13,168	108,719	12.1%

TOTAL	$1,395,739	$822,450	$150,230	$723,519

Year Ended December 31, 1999:
Life insurance in force	$112,726,959	$92,566,755	$17,089,627	$37,249,831	45.9%

Premiums and policy fees:
Life insurance	$540,430	$364,680	$131,855	$307,605	42.9%
Accident and health insurance	403,491	172,852	27,266	257,905	10.6%
Property and liability insurance	34,104	501	110	33,713	0.3%

TOTAL	$978,025	$538,033	$159,231	$599,223

Year Ended December 31, 1998:
Life insurance in force	$91,980,657	$64,846,246	$18,010,434	$45,144,845	39.9%

Premiums and policy fees:
Life insurance	$537,002	$294,363	$87,965	$330,604	26.6%
Accident and health insurance	361,705	164,852	14,279	211,132	6.8%
Property and liability insurance	26,389			26,389	0.0%

TOTAL	$925,096	$459,215	$102,244	$568,125

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Appendix A

Examples of Death Benefit Computation Under Options A and B

    Option A Example.  For purposes of this example, assume that the younger of Joint Insureds is between age 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a policy with a $250,000 Face Amount will generally pay $250,000 in Death Benefits. However, because the Death Benefit must be greater than or equal to 250% of the Policy Value, any time that the Policy Value exceeds $100,000, the Death Benefit will exceed the $250,000 Face Amount. Each additional dollar added to Policy Value above $100,000 will increase the Death Benefit by $2.50. A policy with a $250,000 Face Amount and a Policy Value of $125,000 will provide a Death Benefit of $312,500 ($125,000 × 250%); a Policy Value of $150,000 will provide a Death Benefit of $375,000 ($150,000 × 250%).

    Similarly, so long as Policy Value exceeds $100,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $150,000 to $100,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $375,000 to $250,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the policy. Thus, if the Policy Value is reduced from $150,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $375,000 to $250,000, not to $187,500.

    The Face Amount percentage becomes lower as the age of the younger Joint Insured increases. If the Attained Age of the younger Joint Insured in the example above was, for example 50 (rather than between 0 and 40), the percentage by which Policy Value is multiplied would be 185%. The Death Benefit would not exceed the $250,000 Face Amount unless the Policy Value exceeded approximately $135,135 (rather than $100,000), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

    Option B Example.  For purposes of this example, assume that the younger Joint Insured's Attained age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a Face Amount of $250,000 will generally provide a Death Benefit of $250,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $25,000 will have a Death Benefit of $275,000 ($250,000+$25,000); a Policy Value of $50,000 will provide a Death Benefit of $300,000 (250,000+$50,000). The Death Benefit, however must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $166,667, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy value above $166,667 will increase the Death Benefit by $2.50. A policy with a Face Amount of $250,000 and a Policy Value of $175,000 will provide a Death Benefit of $437,500 ($175,000 × 250%); a Policy Value of $200,000 will provide a Death Benefit of $500,000 ($200,000 × 250%).

    Similarly, any time Policy Value exceeds $166,667, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $200,000 to $175,000 because of partial surrenders, charges or negative investment performance, the Death Benefit will be reduced from $500,000 to $437,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy. Thus, if the Policy Value decreased from $175,000 to $150,000 because of partial surrenders, charges or negative investment performance, the Death Benefit will be reduced from $437,500 to $400,000, not to $375,000.

    The Face Amount percentage becomes lower as the age of the younger Joint Insured increases. If the Attained Age of the younger Joint Insured in the example above was, for example 50 (rather than between 0 and 40), the percentage by which Policy Value is multiplied would be 185%. The Death Benefit would be the sum of the Policy Value plus $250,000 unless the Policy Value exceeded $294,118

A-1

(rather than $166,667), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-2

QuickLinks

DEFINITIONS
SUMMARY AND DIAGRAM OF THE POLICY
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
  Protective Life Insurance Company
  Protective Variable Life Separate Account
  The Funds
  Other Information about the Funds
  Other Investors in the Funds
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THE POLICY
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CALCULATION OF POLICY VALUES
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POLICY BENEFITS
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THE FIXED ACCOUNT
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CHARGES AND DEDUCTIONS
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ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
OTHER POLICY BENEFITS AND PROVISIONS
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USES OF THE POLICY
TAX CONSIDERATIONS
  Introduction
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OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE
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INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED STATEMENTS OF INCOME
CONSOLIDATED BALANCE SHEETS
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS
Appendix A
Examples of Death Benefit Computation Under Options A and B